Exhibit 99.1

PLAN OF CONVERSION

This PLAN OF CONVERSION (“Plan of Conversion”) sets forth certain terms of the conversion of Ares Management, L.P., a Delaware limited partnership (the “Partnership”), to a Delaware corporation to be named “Ares Management Corporation” (the “Corporation”), pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act (the “Partnership Act”) and the General Corporation Law of the State of Delaware (the “DGCL”).

W I T N E S S E T H

WHEREAS, the Partnership was formed as a limited partnership in accordance with the Partnership Act and is currently governed by the Third Amended and Restated Limited Partnership Agreement of the Partnership, dated as of March 1, 2018 (the “Partnership Agreement”);

WHEREAS, upon the terms and subject to the conditions of this Plan of Conversion and in accordance with the Partnership Act and the DGCL, the Partnership will be converted to a Delaware corporation pursuant to and in accordance with Section 17-219 of the Partnership Act and Section 265 of the DGCL (the “Conversion”);

WHEREAS, pursuant to the Conversion, all of the outstanding partnership interests in the Partnership will be converted into shares of common stock or preferred stock of the Corporation, as applicable, as provided in this Plan of Conversion; and

WHEREAS, capitalized terms used and not otherwise defined in this Plan of Conversion shall have the meanings given to them in the Partnership Agreement.

NOW, THEREFORE, upon the terms and subject to the conditions of this Plan of Conversion and in accordance with the Partnership Act and the DGCL, upon the filing and effectiveness of the Certificate of Conversion and the Certificate of Incorporation (each as defined below), the Partnership shall be converted to the Corporation.

ARTICLE I
THE CONVERSION

SECTION 1.01                                      The Conversion.  At the Effective Time (as defined below), the Partnership shall be converted to the Corporation and, for all purposes of the laws of the State of Delaware and otherwise, (a) the Conversion shall be deemed a continuation of the existence of the Partnership in the form of a Delaware corporation, (b) all of the rights, privileges and powers of the Partnership, all property, real, personal and mixed, all debts due to the Partnership, and all other things and causes of action belonging to the Partnership shall remain vested in, and be the property of, the Corporation, and (c) the title to real property vested by deed or otherwise in the Partnership shall not revert or be in any way impaired by reason of any provision of the Partnership Act, the DGCL or otherwise. The Conversion shall not (i) require the Partnership to wind up its affairs under Section 17-803 of the Partnership Act or to pay its liabilities and distribute its assets under Section 17-804 of the Partnership Act, or (ii) constitute a dissolution of the Partnership. Following the Conversion, all rights of creditors and all liens upon any property of the Partnership shall be preserved unimpaired, and all debts, liabilities and duties of the

Partnership shall remain attached to the Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a corporation.  Neither the rights, privileges, powers and interests in property of the Partnership, nor the debts, liabilities and duties of the Partnership, shall be deemed, as a consequence of the Conversion, to have been transferred to the Corporation for any purpose of the laws of the State of Delaware or otherwise.

SECTION 1.02                                      Effective Time.  On November 14, 2018 the General Partner shall file the Certificate of Conversion in the form attached hereto as Exhibit A (the “Certificate of Conversion”) and the Certificate of Incorporation of the Corporation in the form attached hereto as Exhibit B (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware pursuant to Section 265 of the DGCL.  The Conversion shall become effective (a) immediately upon the filing of the Certificate of Conversion or the Certificate of Incorporation or (b) if the Certificate of Conversion and the Certificate of Incorporation provide for the same post-filing effective time as permitted by the Partnership Act and the DGCL, at the post-filing effective time stated therein (such time of effectiveness, the “Effective Time”).

SECTION 1.03                                      Certificate of Incorporation and Bylaws.  At and after the Effective Time, the Certificate of Incorporation and Bylaws (the “Bylaws”) shall be in the forms attached hereto as Exhibit B and Exhibit C, respectively, until amended in accordance with their terms and the DGCL.

SECTION 1.04                                      Directors and Officers.

(a)                                 At the Effective Time, the names of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders of the Corporation and until his or her successor is duly elected and qualified and the class in which such director initially shall serve are Antony P. Ressler (Class I Director), Michael J Arougheti (Class II Director), David B. Kaplan (Class II Director), Bennett Rosenthal (Class II Director), John H. Kissick (Class II Director), Paul G. Joubert (Class II Director), Michael Lynton (Class II Director) and Judy D. Olian (Class II Director). The address of each of the initial directors of the Corporation is c/o Ares Management Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.  Mr. Ressler shall be Chairman of the board of directors of the Corporation.  Each director shall hold office for the term for which such director is elected and thereafter until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal.

(b)                                 At the Effective Time, the officers of the Corporation shall be as listed on Exhibit D hereto. Each officer shall hold such office until such officer’s successor is appointed or until such officer’s earlier death, resignation, retirement, disqualification or removal.

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ARTICLE II
CONVERSION OF PARTNERSHIP INTERESTS; REGISTRATION
OF SHARES; GLOBAL STOCK CERTIFICATES

SECTION 2.01                                      Conversion of Partnership Interests.  At the Effective Time, in each case without any action required on the part of the Partnership, the Corporation or any other Person, each:

(a)                                 Common Share outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, $0.01 par value per share, of the Corporation (“Class A Common Stock”);

(b)                                 General Partner Share outstanding immediately prior to the Effective Time shall be converted into 1,000 issued and outstanding, fully paid and nonassessable shares of Class B common stock, $0.01 par value per share, of the Corporation (“Class B Common Stock”);

(c)                                  Special Voting Share outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Class C common stock, $0.01 par value per share, of the Corporation (“Class C Common Stock” and, together with the Class A Common Stock and the Class B Common Stock, “Common Stock”); and

(d)                                 Series A Preferred Share outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of preferred stock, $0.01 par value per share, of the Corporation (“Preferred Stock”), designated as “Series A Preferred Stock” (“Series A Preferred Stock”).

SECTION 2.02                                      Registration in Book-Entry.  Shares of Common Stock shall not be represented by certificates but shall instead be uncertificated shares, unless the board of directors of the Corporation shall provide by resolution or resolutions otherwise.  Promptly after the Effective Time, the Corporation shall register, or cause to be registered, in book-entry form the shares of Common Stock into which the outstanding Common Shares, General Partner Shares and Special Voting Shares shall have been converted as a result of the Conversion.

SECTION 2.03                                      Global Stock Certificates.  Shares of Series A Preferred Stock shall be represented by a global certificate in the form attached hereto as Exhibit E.  Promptly after the Effective Time, the Corporation shall cause the proper officers of the Corporation to execute and deliver global certificates registered in the name of Cede & Co. in respect of the shares of Series A Preferred Stock to the Transfer Agent.

No Further Rights in Partnership Shares.  The shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Series A Preferred Stock into which the Common Shares, General Partner Shares, Special Voting Shares and Series A Preferred Shares shall have been converted as a result of the Conversion shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company Interests.

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EXHIBIT A
Certificate of Conversion

CERTIFICATE OF CONVERSION
PURSUANT TO SECTION 265 OF
THE DELAWARE GENERAL CORPORATION LAW

This Certificate of Conversion is being duly executed and filed by Ares Management, L.P., a Delaware limited partnership (the “Limited Partnership”), to convert the Limited Partnership to Ares Management Corporation, a Delaware corporation (the “Corporation”), under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101, et seq.) and the Delaware General Corporation Law (8 Del. C. § 101, et seq.).

1.                                      The Limited Partnership was first formed on November 15, 2013 as a Delaware limited partnership.

2.                                      The name and type of entity of the Limited Partnership immediately prior to filing this Certificate of Conversion is Ares Management, L.P., a Delaware limited partnership.

3.                                      The name of the Corporation as set forth in the Certificate of Incorporation filed in accordance with Section 265(b) of the Delaware General Corporation Law is Ares Management Corporation.

4.                                      The conversion of the Limited Partnership to the Corporation shall be effective at 12:01 AM (Eastern Time) on November 26, 2018.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion on November 14, 2018.

ARES MANAGEMENT, L.P.

By:	Ares Management GP LLC, its general partner

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Executive Vice President, Chief Legal Officer & Secretary

EXHIBIT B
Certificate of Incorporation

CERTIFICATE OF INCORPORATION
OF
ARES MANAGEMENT CORPORATION

ARTICLE I
NAME

The name of the Corporation is Ares Management Corporation (the “Corporation”).

ARTICLE II
REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware 19808.  The name of the registered agent at such address is Corporation Service Company.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. The Corporation is being incorporated in connection with the Conversion, and this Certificate of Incorporation is being filed simultaneously with the Certificate of Conversion.

ARTICLE IV
AUTHORIZED STOCK

Section 4.01                                                     Capitalization.

(a)                                 The total number of shares of all classes of stock that the Corporation shall have authority to issue is 3,000,000,000 which shall be divided into four classes as follows:

(i)                                     1,500,000,000 shares of Class A common stock, $0.01 par value per share (“Class A Common Stock”);

(ii)                                  1,000 shares of Class B common stock, $0.01 par value per share (“Class B Common Stock”);

(iii)                               499,999,000 shares of Class C common stock, $0.01 par value per share (“Class C Common Stock”); and

(iv)                              1,000,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”), of which (x) 12,400,000 shares are designated as “7.00% Series A Preferred Stock” (“Series A Preferred Stock”) and (y) the remaining 987,600,000 shares may be designated from time to time in accordance with this Article IV.

(b)                                 At the Effective Time, in each case without any action required on the part of the Partnership, the Corporation or any other Person, each:

(i)                                     Common Share outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Class A Common Stock;

(ii)                                  General Partner Share outstanding immediately prior to the Effective Time shall be converted into 1,000 issued and outstanding, fully paid and nonassessable shares of Class B Common Stock;

(iii)                               Special Voting Share outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Class C Common Stock; and

(iv)                              Series A Preferred Share outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding, fully paid and nonassessable share of Series A Preferred Stock.

(c)                                  The number of authorized shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) solely by the holders of a majority of the voting power of the Outstanding capital stock of the Corporation entitled to vote thereon, voting together as a single class, in each case, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no other vote of the holders of any class or series of stock of the Corporation, voting together or separately as a class, shall be required therefor, unless a vote of the holders of any such class, classes or series is expressly required pursuant to this Certificate of Incorporation.

Section 4.02                                                     Preferred Stock.  The Board of Directors is authorized, by resolution or resolutions, (a) to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock, and (b) with respect to each such series, to fix, without further stockholder approval (except as may be required by Article XX or any Certificate of Designation), the designation of such series, the powers (including voting powers), preferences and relative, participating, optional and other special rights of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, and the number of shares of such series, which number the Board of Directors may, except where otherwise provided in the designation of such series, increase (but not above the total number of shares of Preferred Stock then authorized and available for issuance and not committed for other issuance) or decrease (but not below the number of shares of such series then outstanding).  The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Section 4.03                                                     Splits and Combinations of Stock.

(a)                                 Subject to Section 4.03(c), Article XX and any Certificate of Designation, the Corporation may make a pro rata distribution of shares of stock of the Corporation, or of options, rights, warrants or appreciation rights relating to shares of stock of the Corporation, or may effect a subdivision or combination of stock of the Corporation, in each case so long as, after any such event, each stockholder shall have the same percentage of each class or series of shares of stock of the Corporation as before such event, and any amounts calculated on a per share basis or stated as a number of shares of stock are proportionately adjusted.

(b)                                 The Board of Directors shall select a Record Date as of which each distribution, subdivision or combination shall be effective and shall provide notice thereof at least 20 days prior to such Record Date to applicable Record Holders as of a date not less than 10 days prior to the date of such notice.

(c)                                  The Corporation shall not be required to issue fractional shares upon any distribution, subdivision or combination of shares of stock of the Corporation.  If the Board of Directors determines that no fractional shares shall be issued in connection with any such distribution, subdivision or combination, the fractional shares resulting therefrom shall be treated in accordance with Section 155 of the DGCL.

ARTICLE V
TERMS OF COMMON STOCK

Section 5.01                                                     General.  Except as otherwise required by law or as expressly provided in this Certificate of Incorporation, each share of Common Stock shall have the same powers, privileges and rights and shall rank equally, share ratably and be identical in all respects as to all matters, with each other share of Common Stock.

Section 5.02                                                     Voting.

(a)                                 Except as required by the DGCL or as expressly provided in this Certificate of Incorporation or the Bylaws, (i) the holders of Common Stock shall vote together as a single class on all matters on which stockholders generally are entitled to vote, and (ii) to the extent that the holders of one class of Common Stock vote with the holders of any other class, classes or series of stock of the Corporation, the holders of each other class of Common Stock shall vote together as a single class with the holders of such other class, classes or series of stock.

(b)                                 Each Record Holder of Class A Common Stock shall have one vote for each share of Class A Common Stock that is Outstanding in his, her or its name on the books of the Corporation on the applicable Record Date.

(c)                                  On any date on which the Ares Ownership Condition is satisfied, each Record Holder of Class B Common Stock shall have, for each share of Class B Common Stock that is Outstanding in his, her or its name on the books of the Corporation on the applicable Record Date, a number of votes equal to:

(i)                                     The difference of (x) four times the aggregate number of votes attributable to the Outstanding Class A Common Stock minus (y) the aggregate number of votes attributable to the Outstanding Class C Common Stock, in each case on the applicable Record Date, divided by

(ii)                                  the number of shares of Outstanding Class B Common Stock on the applicable Record Date.

(d)                                 Unless otherwise required by law, on any date on which the Ares Ownership Condition is not satisfied, shares of Class B Common Stock shall not be (i) entitled to vote on any matter or (ii) considered to be Outstanding when sending notices of a meeting of stockholders of the Corporation to vote on any matter, calculating required votes or determining the presence of a quorum under this Certificate of Incorporation or the DGCL.

(e)                                  The Original Class C Common Stockholder shall have, for each share of Class C Common Stock that is Outstanding in its name on the books of the Corporation on the applicable Record Date, a number of votes equal to:

(i)                                     the product of (x) the total number of Ares Operating Group Units held of record by each Ares Operating Group Limited Partner that does not own a share of Class C Common Stock (other than the Corporation or any of its Subsidiaries) multiplied by (y) the Exchange Rate, divided by

(ii)                                  the number of shares of Class C Common Stock that are Outstanding in its name on the books of the Corporation on the applicable Record Date.

(f)                                   Each Record Holder of Class C Common Stock (other than the Original Class C Common Stockholder) shall have, for each share of Class C Common Stock that is Outstanding in his, her or its name on the books of the Corporation on the applicable Record Date, a number of votes equal to:

(i)                                     the product of (x) the total number of Ares Operating Group Units held of record by such holder multiplied by (y) the Exchange Rate, divided by

(ii)                                  the number of shares of Class C Common Stock that are Outstanding in his, her or its name on the books of the Corporation on the applicable Record Date.

(g)                                  The number of votes to which each holder of Class C Common Stock shall be entitled shall be adjusted accordingly if (i) a stockholder of the Corporation holding Class A Common Stock, as such, becomes entitled to a number of votes other than one for each share of Outstanding Class A Common Stock held or (ii) under the terms of the Exchange Agreement the holders of Ares Operating Group Units party thereto become entitled to exchange each such Ares Operating Group Unit for a number of shares of Class A Common Stock other than one.  In addition to any other vote required by the DGCL or this Certificate of Incorporation, the affirmative vote of the holders of a majority of the Outstanding Class C Common Stock, voting separately as a class, shall be required to alter, amend or repeal (or to adopt any provision inconsistent with) Section 5.02(e), Section 5.02(f) or this Section 5.02(g).

(h)                                 If a Record Holder of Class C Common Stock, other than the Original Class C Common Stockholder, shall cease to be a record holder of an Ares Operating Group Unit, the shares of Class C Common Stock held by such Record Holder shall be automatically cancelled without any further action of any Person, and such Record Holder shall cease to be a stockholder of the Corporation with respect to the shares of Class C Common Stock so cancelled. The determination by the Board of Directors as to whether a Record Holder of Class C Common Stock is a record holder of an Ares Operating Group Unit or remains the Record Holder of such Class C Common Stock, shall be made in its sole discretion, which determination shall be conclusive and binding.

Section 5.03                                                     Dividends.  Subject to applicable law and the rights, if any, of the holders of Preferred Stock, dividends may be declared and paid ratably on the Class A Common Stock out of the assets of the Corporation that are legally available for this purpose at such times and in such amounts as the Board of Directors in its discretion shall determine.  Dividends shall not be declared or paid on the Class B Common Stock or the Class C Common Stock.

Section 5.04                                                     Liquidation.  Upon a Dissolution Event, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of Preferred Stock, the holders of Class A Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them. The holders of Class B Common Stock and the holders of Class C Common Stock shall not be entitled to receive any assets of the Corporation in the event of any dissolution, liquidation or winding up of the Corporation.

Section 5.05                                                     Shares Reserved for Issuance.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock such number of shares of Class A Common Stock that shall from time to time be sufficient to effect the exchange of Ares Operating Group Units pursuant to the Exchange Agreement. Nothing contained herein shall preclude the Corporation from satisfying its obligations in respect of the exchange of the Ares Operating Group Units by delivery of purchased shares of Class A Common Stock that are held in the treasury of the Corporation.

ARTICLE VI
BOARD OF DIRECTORS

Section 6.01                                                     General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 6.02                                                     Initial Directors. The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation. The names of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders of the Corporation and until his or her successor is duly elected and qualified, and the class in which such director initially shall serve, are Antony P. Ressler (Class I Director), Michael J Arougheti (Class II Director), David B. Kaplan (Class II Director), Bennett Rosenthal (Class II Director), John H. Kissick (Class II Director), Paul G. Joubert (Class II Director), Michael Lynton (Class II Director) and Dr. Judy D. Olian (Class II Director). The address of each of the initial directors of the Corporation is c/o Ares Management Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Section 6.03                                                     Number of Directors; Election and Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock:

(a)                                 The number of directors of the Corporation shall be fixed from time to time by the Board of Directors. Other than directors who may be elected by the holders of any series of Preferred Stock, each director shall be elected by a plurality of the votes cast at a meeting of stockholders for the election of directors.  Each director shall hold office for the term for which such director is elected and thereafter until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal.

(b)                                 Vacancies.  Any newly created directorship or any vacancy on the Board of Directors that results from the death, resignation or removal of any director shall be filled

(i)                                     unless clause (b)(ii)(x), (y) or (z) applies, by a vote of the majority of the remaining directors, even if less than a quorum (which majority must include Ressler until the occurrence of a Ressler Termination Event), or

(ii)                                  if (x) the Ares Ownership Condition is not satisfied, (y) no directors are remaining, or (z) the Ares Ownership Condition is satisfied, a Ressler Termination Event has not occurred, and Ressler is not a director, by a plurality of the votes cast at a meeting of stockholders entitled to vote for the election of directors.

Any director elected to fill a vacancy not resulting from a newly created directorship shall hold office for the remaining term of his or her predecessor and until his or her successor is duly elected and qualified, subject to his or her earlier death, resignation or removal.

(c)                                  Removal. Any director or the entire Board of Directors may be removed:

(i)                                     on any date on which the Ares Ownership Condition is satisfied, at any time, with or without cause, by the vote of the holders of a majority of the voting power of the Outstanding capital stock then entitled to vote at an election of directors; and

(ii)                                  on any date on which the Ares Ownership Condition is not satisfied and the Board of Directors is classified as provided in Section 6.04(b), only (A) with cause, at a meeting of the stockholders upon the affirmative vote of Record Holders holding a majority of the voting power of the Outstanding Designated Stock and (B) to the fullest extent permitted by applicable law, if, at the same meeting, Record Holders holding a majority of the voting power of the Outstanding Designated Stock (1) nominate a replacement director (and any such nomination shall not be subject to the nomination procedures otherwise set forth in Section 2.03 of the Bylaws) and (2) also vote to elect a replacement director.

Section 6.04                                                     Classes of Directors; Quorum; Actions by the Board of Directors.

(a)                                 On January 31 of any year, if the Ares Ownership Condition is satisfied:

(i)                                     The classification of the directors as Class A Directors, Class B Directors and Class C Directors, if any, shall cease, automatically and without further action on the part of the Corporation or any other Person.

(ii)                                  The directors shall be divided into the following classes (unless the Board of Directors is already classified in accordance with this Section 6.04(a)):

(iii)                               If Ressler is a director, he shall be a Class I director (the “Class I Director”) until the occurrence of a Ressler Termination Event.  Upon the occurrence of any Ressler Termination Event, Ressler shall automatically, and without further action on the part of the Corporation or any other Person, be reclassified as a Class II Director.

(iv)                              All other directors, including any Ressler Successor and any Preferred Directors, shall be Class II Directors (the “Class II Directors”).

(b)                                 Subject to the rights of holders of any series of Preferred Stock, on January 31 of any year, if the Ares Ownership Condition is not satisfied:

(i)                                     The classification of the directors as Class I Directors or Class II Directors shall cease, automatically and without further action on the part of the Corporation or any other Person.

(ii)                                  The directors shall be divided into three classes, Class A, Class B, and Class C. Unless the Board of Directors already is classified in accordance with this Section 6.04(b), the Board of Directors may assign members of the Board of Directors already in office to such classes at the time of such classification. The number of directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of directors by three, and if a fraction is also contained in such quotient, then if such fraction is one-third, the extra director shall be a member of Class A and if the fraction is two-thirds, one of the extra directors shall be a member of Class A and the other shall be a member of Class B.  The directors designated to Class A by the Board of Directors shall serve for an initial term that expires at the applicable Initial Annual Meeting. The directors designated to Class B by the Board of Directors shall serve for an initial term that expires at the first annual meeting of stockholders following the applicable Initial Annual Meeting. The directors designated to Class C by the Board of Directors shall serve for an initial term that expires at the second annual meeting of stockholders following the applicable Initial Annual Meeting.  At each succeeding annual meeting of stockholders for the election of directors following an Initial Annual Meeting, successors to the directors whose term expires at that annual meeting shall be elected for a three-year term.

(iii)                               If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. A decrease in the number of directors will not shorten the term of any incumbent director.

(c)                                  Any act of the Board of Directors shall require the approval of a majority of the directors, which, until the occurrence of a Ressler Termination Event, must also include the Class I Director (if any).

(d)                                 In addition to the requirements under applicable law and the Bylaws, a quorum for the transaction of business at any meeting of the Board of Directors shall require a majority of the then total number of directors, which, until the occurrence of a Ressler Termination Event, must also include the Class I Director (if any).

Section 6.05                                                     Committees.

(a)                                 The Board of Directors may, by resolution or resolutions, designate one or more committees.  Each committee shall consist of one or more of the directors, which, to the extent provided in such resolution or resolutions, shall have and may exercise, subject to applicable law, this Certificate of Incorporation and the Bylaws, the powers and authority of the Board of Directors.

(b)                                 Unless otherwise provided in the applicable resolution or resolutions creating the committee, for any committee which has the Class I Director among its members:

(i)                                     Any act of such committee shall require the approval of a majority of the directors constituting such committee, which, until the occurrence of a Ressler Termination Event, must also include the Class I Director (if any).

(ii)                                  In addition to the requirements under applicable law and the Bylaws, a quorum for the transaction of business at any meeting of such committee shall consist of a majority of the directors serving on any such committee, which, until the occurrence of a Ressler Termination Event, must also include the Class I Director (if any).

ARTICLE VII
CERTIFICATES; RECORD HOLDERS; TRANSFER OF STOCK OF THE CORPORATION

Section 7.01                                                     Certificates.  Notwithstanding anything otherwise to the contrary herein, unless the Board of Directors shall provide by resolution or resolutions otherwise in respect of some or all of any or all classes or series of stock of the Corporation, the stock of the Corporation shall not be evidenced by certificates.  Certificates that may be issued shall be executed on behalf of the Corporation by any two duly authorized officers of the Corporation. No Certificate evidencing shares of Common Stock or Preferred Stock shall be valid for any purpose until it has been countersigned by the Transfer Agent; provided, that if the Board of Directors resolves to issue Certificates evidencing shares of Class A Common Stock or Preferred Stock in global form, the Certificates evidencing such shares of Class A Common Stock or Preferred Stock shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Certificates evidencing such shares of Class A Common Stock or Preferred Stock have been duly registered in accordance with the directions of the Corporation.  The use of facsimile signatures affixed in the name and on behalf of the Transfer Agent on Certificates, if any, representing shares of stock of the Corporation is expressly permitted by this Certificate of Incorporation.

Section 7.02                                                     Mutilated, Destroyed, Lost or Stolen Certificates.

(a)                                 If any mutilated Certificate evidencing shares of stock of the Corporation is surrendered to the Transfer Agent, two authorized officers of the Corporation shall execute, and, if applicable, the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and class of stock as the Certificate so surrendered.

(b)                                 Any two authorized officers of the Corporation shall execute and deliver, and, if applicable, the Transfer Agent shall countersign a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

(i)                                     makes proof by affidavit, in form and substance satisfactory to the Corporation, that a previously issued Certificate has been lost, destroyed or stolen;

(ii)                                  requests the issuance of a new Certificate before the Corporation has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii)                               if requested by the Corporation, delivers to the Corporation a bond, in form and substance satisfactory to the Corporation, with surety or sureties and with fixed or open penalty as the Corporation may direct to indemnify the Corporation, the stockholders and, if applicable, the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv)                              satisfies any other reasonable requirements imposed by the Corporation.

(c)                                  As a condition to the issuance of any new Certificate under this Section 7.02, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent, if applicable) connected therewith.

Section 7.03                                                     Record Holders.  The Corporation shall be entitled to recognize the Record Holder as the owner with respect to any share of stock of the Corporation and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other Person, regardless of whether the Corporation shall have actual or other notice thereof, except as otherwise required by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such shares are listed for trading.  Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring or holding shares of stock of the Corporation, as between the Corporation, on the one hand, and such other Persons, on the other, such representative Person shall be the Record Holder of such shares.

Section 7.04                                                     Transfer Generally.

(a)                                 The term “transfer” (A) with respect to any share of Class B Common Stock, means a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise, (B) with respect to shares of any other stock of the

Corporation, means a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage, and (C) in Section 7.06 with respect to a share of any stock of the Corporation, shall mean a transaction that causes any Person to acquire beneficial ownership, or any agreement to enter into such transactions or cause any such acquisitions, of Common Stock or the right to vote or receive dividends on Common Stock.

(b)                                 No shares of stock of the Corporation shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article VII.  Any transfer or purported transfer of any shares of stock of the Corporation not made in accordance with this Article VII shall be null and void.

(c)                                  Nothing contained in this Certificate of Incorporation shall prevent or restrict a disposition by any Person of any or all of the issued and outstanding equity or other interests in a Record Holder of Class B Common Stock.

Section 7.05                                                     Registration and Transfer of Stock.

(a)                                 The Corporation shall keep (or cause to be kept on behalf of the Corporation) a stock ledger in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 7.05(b), the Corporation will provide for the registration and transfer of stock of the Corporation. The Corporation shall not recognize transfers of Certificates evidencing shares of stock of the Corporation unless such transfers are effected in the manner described in this Section 7.05.  Upon surrender of a Certificate for registration of transfer of any shares of stock of the Corporation evidenced by a Certificate, subject to the provisions of Section 7.05(b), any two authorized officers of the Corporation shall execute and deliver, and in the case of Class A Common Stock and Preferred Stock, the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Certificates evidencing the same aggregate number and type of stock of the Corporation as was evidenced by the Certificate so surrendered.

(b)                                 The Corporation shall not recognize any transfer of shares of stock of the Corporation evidenced by Certificates until the Certificates evidencing such shares of stock are surrendered for registration of transfer.  No charge shall be imposed by the Corporation for such transfer. As a condition to the recognition of such transfer and the issuance of any Certificate under this Section 7.05, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

(c)                                  Subject to (i) the foregoing provisions of this Section 7.05, (ii) Section 7.03, (iii) Section 7.04, (iv) Section 7.06, (v) with respect to any series of stock of the Corporation, the provisions of any Certificate of Designation or amendment to this Certificate of Incorporation establishing such series, and Article XX, (vi) any contractual provisions binding on any holder of shares of stock of the Corporation, and (vii) provisions of applicable law including the Securities Act, the stock of the Corporation shall be freely transferable. Stock of the Corporation may also be subject to any transfer restrictions contained in any employee related policies or equity benefit plans, programs or practices adopted on behalf of the Corporation.

Section 7.06                                                     Additional Restrictions on Transfers.

(a)                                 Except as provided in Section 7.06(b) below, but notwithstanding the other provisions of this Certificate of Incorporation, no transfer of any shares of stock of the Corporation shall be made if such transfer would (i) violate the then applicable U.S. federal or state securities laws or rules and regulations of the Commission, any U.S. state securities commission, or any other governmental authority with jurisdiction over such transfer, or (ii) terminate the existence or qualification of the Corporation under the laws of the jurisdiction of its incorporation.

(b)                                 Nothing contained in this Certificate of Incorporation shall preclude the settlement of any transactions involving shares of stock of the Corporation entered into through the facilities of any National Securities Exchange on which such shares of stock are listed for trading.

(c)                                  The restrictions on the transfer of any shares of stock of the Corporation contained herein shall be in addition to restrictions on the transfer of shares of stock of the Corporation applicable to a stockholder pursuant to the terms of any Supplemental Agreement.

Section 7.07                                                     Forfeiture.

(a)                                 Stock of the Corporation owned by a stockholder is subject to forfeiture or cancellation as set forth in any Supplemental Agreement applicable to such stockholder.

(b)                                 If any Ares Owners Class Issuer Units are forfeited or cancelled for no consideration, a number of shares of Class A Common Stock held by Ares Owners LP equal to the product of the number of Ares Owners Class Issuer Units so forfeited or cancelled multiplied by the Corresponding Rate shall be automatically forfeited or cancelled.

(c)                                  Upon the forfeiture of any shares of Class A Common Stock in accordance with this Section 7.07, such shares of Class A Common Stock shall be cancelled, the Corporation shall have no obligations with respect to such shares of Class A Common Stock and the Corporation shall modify its books and records to reflect such forfeiture and cancellation.

ARTICLE VIII
DISPOSITION OF THE
CORPORATION’S ASSETS

Except as provided in Section 5.04 and Article IX, the Corporation may not sell or exchange all or substantially all of the Corporate Group’s assets, taken as a whole, in a single transaction or a series of related transactions, without a vote of the Record Holders of a majority of the voting power of (a) so long as the Ares Ownership Condition is satisfied, the Outstanding Class B Common Stock, voting separately as a class, and (b) the Outstanding Designated Stock, voting together as a single class. This Article VIII shall not preclude or limit the Corporation’s ability to mortgage, pledge, hypothecate or grant a security interest in any or all of the assets of the Corporate Group (including for the benefit of Persons other than the members of the Corporate Group, including Affiliates of a Record Holder of Class B Common Stock), including, in each case, pursuant to any forced sale of any or all of the assets of the Corporate Group pursuant to the foreclosure of, or other realization upon, any such encumbrance.

ARTICLE IX
MERGER

Section 9.01                                                     Authority.  The Corporation may merge or consolidate or otherwise combine with or into one or more corporations, limited liability companies, general or limited partnerships (including limited liability partnerships and limited liability limited partnerships), statutory trusts or associations, real estate investment trusts, common law trusts, unincorporated businesses or other Persons permitted by the DGCL, in each case pursuant to a Merger Agreement in accordance with this Article IX and the DGCL (a “Business Combination”).

Section 9.02                                                     Class B Stockholders Approval.  So long as the Ares Ownership Condition is satisfied, each Merger Agreement and the Business Combination contemplated thereby shall require the prior approval of Record Holders of a majority of the Outstanding Class B Common Stock, voting separately as a class. To the fullest extent permitted by law, no Record Holder of Class B Common Stock (a) shall have any duty or obligation to consent to any Business Combination, (b) may decline to do so free of any duty or obligation whatsoever (including any fiduciary duty) to the Corporation, any stockholder, any other Person bound by this Certificate of Incorporation or any creditor of the Corporation and (c) in declining to consent to a Business Combination, shall not be required to act pursuant to any other standard imposed by this Certificate of Incorporation, any other agreement contemplated hereby or under the DGCL or any other law, rule or regulation or at equity.

Section 9.03                                                     Other Stockholder Approval. Except as provided in Section 9.03(d) and subject to Article XX and any Certificate of Designation,

(a)                                 Upon the approval of a Merger Agreement and the Business Combination contemplated thereby by (i) the Board of Directors and (ii) so long as the Ares Ownership Condition is satisfied, the Record Holders of a majority of the Outstanding Class B Common Stock in accordance with Section 9.02, the Board of Directors shall direct that the Merger Agreement and the Business Combination contemplated thereby be submitted to a vote of the Record Holders of Outstanding Designated Stock, whether at an annual meeting, special meeting or by written consent, in either case in accordance with the requirements of Article XVI and the DGCL.  A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of a meeting or the action by written consent.

(b)                                 The Merger Agreement and the Business Combination contemplated thereby shall be adopted and approved upon receiving the affirmative vote or consent of the Record Holders of a majority of the voting power of the Outstanding Designated Stock.

(c)                                  After such approval by vote or consent of the Record Holders of a majority of the voting power of the Outstanding Designated Stock, and at any time prior to the filing of the certificate of merger or consolidation or similar certificate with the Secretary of State of the State of Delaware in conformity with the requirements of the DGCL, the Business Combination may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

(d)                                 Notwithstanding anything else contained in this Certificate of Incorporation, except as otherwise provided by the DGCL, the Corporation may, without any vote of holders of Designated Stock, merge the Corporation into, or convey all of the Corporation’s assets to, a newly formed limited liability entity that has no assets, liabilities or operations at the time of such merger or conveyance other than those (i) it receives from the Corporation or (ii) arising from its incorporation or formation if (A) the Corporation has received an Opinion of Counsel that the merger or conveyance, as the case may be, would not result in the loss of the limited liability of any stockholder, (B) the sole purpose of such merger or conveyance is to effect a change in the legal form of the Corporation into another limited liability entity and (C) the governing instruments of the new entity provide the stockholders with substantially the same rights and obligations as are herein contained.

Section 9.04                                                     Preferred Stock. Holders of Preferred Stock shall have no voting, approval or consent rights under this Article IX.  Voting, approval and consent rights of holders of Preferred Stock shall be solely as provided for, and set forth in, Article XX, any Certificate of Designation and the DGCL.

ARTICLE X
RIGHT TO ACQUIRE STOCK OF THE CORPORATION

Section 10.01                                              Right to Acquire Stock of the Corporation.

(a)                                 Notwithstanding any other provision of this Certificate of Incorporation, if at any time either:

(i)                                     less than 10% of the total shares of any class then outstanding (other than Class B Common Stock, Class C Common Stock and Preferred Stock) is held by Persons other than Record Holders of Class B Common Stock, Holdco Members or their respective Affiliates; or

(ii)                                  the Corporation is required to register as an investment company under the U.S. Investment Company Act of 1940,

the Corporation shall then have the right, which right it may assign and transfer in whole or in part to any Record Holder of Class B Common Stock or any of its Affiliates, exercisable in such Person’s sole discretion, to purchase all, but not less than all, of such shares of such class then outstanding held by Persons other than Record Holders of Class B Common Stock or any of their Affiliates, at a price (the “Purchase Price”) equal to the greater of (x) the Current Market Price as of the date three days prior to the date that the notice described in Section 10.01(b) is mailed and (y) the highest price paid by the Corporation (or any of its Affiliates acting in concert with the Corporation) for any such share of such class purchased during the 90-day period preceding the date that the notice described in Section 10.01(b) is mailed.

(b)                                 If the Corporation or any Record Holder of Class B Common Stock or any of its Affiliates (as applicable, the “Purchaser”) elects to exercise the right to purchase stock of the Corporation granted pursuant to Section 10.01(a), the Corporation shall (i) deliver to the Transfer Agent notice of such election to purchase (the “Notice of Election to Purchase”) and (ii) cause the Transfer Agent to mail a copy of such Notice of Election to Purchase to the Record Holders of shares of such class (as of a Record Date selected by the Corporation) at least 10, but not more than 60, days prior to the Purchase Date.  Such Notice of Election to Purchase shall (i) be published for a period of at least three consecutive days in at least two daily newspapers of general circulation printed in the English language and circulated in the Borough of Manhattan, New York City, (ii) specify the Purchase Date and the Purchase Price and (iii) state that the Purchaser elects to purchase such stock of the Corporation (in the case of stock evidenced by Certificates, upon surrender of Certificates representing such stock) in exchange for payment at such office or offices of the Transfer Agent as the Transfer Agent may specify or as may be required by any National Securities Exchange on which such stock is listed or admitted to trading.  Any such Notice of Election to Purchase mailed to a Record Holder at his or her address as reflected in the records of the Transfer Agent shall be conclusively presumed to have been given regardless of whether the owner receives such notice.

(c)                                  On or prior to the Purchase Date, the Purchaser shall deposit cash with the Transfer Agent in an amount sufficient to pay the aggregate purchase price of all of such stock to be purchased in accordance with this Section 10.01.  If (i) the Notice of Election to Purchase shall have been duly given at least 10 days prior to the Purchase Date and (ii) on or prior to the Purchase Date the deposit described in the preceding sentence has been made for the benefit of the stockholders subject to purchase as provided herein, then from and after the Purchase Date, notwithstanding that any Certificate shall not have been surrendered for purchase, all rights of such stockholders of the Corporation shall thereupon cease, except the right to receive the Purchase Price therefor, without interest (in the case of stock evidenced by Certificates, upon surrender to the Transfer Agent of the Certificates representing such stock) and such stock shall thereupon be deemed to be transferred to the Purchaser on the record books of the Transfer Agent and the Corporation and, from and after the Purchase Date the Purchaser shall be deemed to be, and shall have all rights as, the owner of such stock of the Corporation.

ARTICLE XI
AMENDMENT OF CERTIFICATE OF INCORPORATION

Section 11.01                                              Amendments to be Approved by the Class B Stockholders. Notwithstanding anything to the contrary set forth herein, except as otherwise expressly provided by applicable law, Article XX or any Certificate of Designation, so long as the Ares Ownership Condition is satisfied, the Record Holders of Class B Common Stock shall have the sole right to vote on any amendment to this Certificate of Incorporation proposed by the Board of Directors that:

(a)                                 the Board of Directors has determined

(i)                                     is necessary or appropriate in connection with action taken pursuant to Section 4.03,

(ii)                                  based on the advice of counsel, is necessary or appropriate to prevent the Corporation or the Indemnitees from having a material risk of being in any manner subjected to registration under the provisions of the U.S. Investment Company Act of 1940, the U.S. Investment Advisers Act of 1940, or “plan asset” regulations adopted under the U.S. Employee Retirement Income Security Act of 1974, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor, or

(iii)                               is necessary or appropriate to cure any ambiguity, omission, mistake, defect or inconsistency;

(b)                                 is expressly permitted in this Certificate of Incorporation to be voted on solely by the Record Holders of Class B Common Stock; or

(c)                                  reflects a merger or conveyance pursuant to Section 9.03(d).

No Record Holder or beneficial owner of Class B Common Stock shall have any duty or obligation to consent to any amendment to this Certificate of Incorporation and may decline to do so in its sole and absolute discretion.

Section 11.02                                              Amendment Requirements.

(a)                                 Except as provided in Articles IV and XX, Section 11.01, subsections (b) through (f) of this Section 11.02, and the DGCL, any amendment to this Certificate of Incorporation shall require the approval of the holders of a majority of the voting power of the Outstanding Designated Stock, unless a greater or lesser percentage is required under the DGCL. Amendments to this Certificate of Incorporation may only be proposed to stockholders for adoption thereby by the Board of Directors. If such an amendment is proposed, the Board of Directors shall seek the written or electronic approval of the requisite percentage of the voting power of the Outstanding Designated Stock or call a meeting of the holders of Designated Stock to consider and vote on such proposed amendment, in each case, in accordance with the provisions of this Certificate of Incorporation and the DGCL. The Corporation shall notify all Record Holders upon final adoption of any such proposed amendments.

(b)                                 Notwithstanding any other provision of this Certificate of Incorporation, no amendment to this Certificate of Incorporation or the Bylaws may (i) enlarge the obligations of any Record Holder of Common Stock without its consent, unless such enlargement may be deemed to have occurred as a result of an amendment approved pursuant to Section 11.02(c), or (ii) enlarge the obligations of, restrict in any way any action by or rights (including, but not limited to, voting power) of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to any Record Holder of Class B Common Stock or any of its Affiliates, without such Record Holder of Class B Common Stock’s consent, which consent may be given or withheld in its sole discretion.

(c)                                  Except as provided in Sections 9.03 and 11.01 and Article XX, any amendment that would have a material adverse effect on the rights or preferences of any class of stock of the Corporation in relation to other classes of stock of the Corporation must be approved by the holders of not less than a majority of the Outstanding stock of the class affected.

(d)                                 In addition to any other approvals or consents that may be required by this Certificate of Incorporation, the definition of “Ares Ownership Condition” may not be amended, altered, changed, repealed or rescinded in any respect without the approval of Record Holders of a majority of the Outstanding Class B Common Stock.

(e)                                  Notwithstanding any other provision of this Certificate of Incorporation, except for amendments adopted pursuant to Section 11.01 or as otherwise provided by Article IX, no amendment shall become effective without the affirmative vote or consent of the holders of at least 90% of the voting power of the Outstanding Designated Stock unless the Corporation obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any stockholder under the DGCL.

(f)                                   Notwithstanding any other provision of this Certificate of Incorporation, no provision of this Certificate of Incorporation that requires the vote of the holders of a percentage of the voting power of the Outstanding Designated Stock to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such percentage unless such amendment is approved by the written consent or the affirmative vote of stockholders whose aggregate Outstanding Designated Stock constitutes not less than the voting or consent requirement sought to be reduced.

Section 11.03                                              Preferred Stock. Holders of Preferred Stock shall have no voting, approval or consent rights under this Article XI. Voting, approval and consent rights of holders of Preferred Stock shall be solely as provided for and set forth in Article XX, any Certificate of Designation and the DGCL.

ARTICLE XII
BYLAWS

Section 12.01                                              In furtherance and not in limitation of the powers conferred by the DGCL, except as expressly provided in this Certificate of Incorporation or the Bylaws, the Board of Directors is expressly authorized to adopt, amend and repeal, in whole or in part, the Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the DGCL or this Certificate of Incorporation.  Notwithstanding the foregoing, any adoption, amendment or repeal of the Bylaws that amends, repeals or otherwise alters any provisions of the Bylaws concerning the nomination of directors or proposal of other business at a meeting of stockholders, including Sections 2.02 and 2.03 thereof, shall require the affirmative vote of a majority of the voting power of the Outstanding Designated Stock.

Section 12.02                                              Class B Stockholder Approval.  In addition to any vote or consent required by this Certificate of Incorporation, the Bylaws or applicable law, so long as the Ares Ownership Condition is satisfied, the amendment or repeal, in whole or in part, of Sections 3.02 through 3.14, Article IV or Article VIII of the Bylaws, or the adoption of any provision inconsistent therewith, shall require the approval of Record Holders holding a majority of the Outstanding Class B Common Stock.

ARTICLE XIII
OUTSIDE ACTIVITIES

Section 13.01                                              Outside Activities.

(a)                                 To the fullest extent permitted by law, each Record Holder of Class B Common Stock, for so long as it owns Class B Common Stock, (i) agrees that its sole business will be to act as a Record Holder of Class B Common Stock and as a general partner or managing member of any partnership or limited liability company of which the Corporation is, directly or indirectly, a partner, managing member, trustee or stockholder and to undertake activities that are ancillary or related thereto (including being a stockholder of the Corporation) and (ii) shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (A) its performance as a Record Holder of Class B Common Stock and as a general partner, managing member, trustee or stockholder of one or more Group Members or as described in or contemplated by the Registration Statement or (B) the acquiring, owning or disposing of debt or equity securities in any Group Member.

(b)                                 Except insofar as a Record Holder of Class B Common Stock is specifically restricted by Section 13.01(a) and except with respect to any corporate opportunity expressly offered to any Indemnitee solely through their service to the Corporate Group, to the fullest extent permitted by law, each Indemnitee shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by any Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of any Group Member, and none of the same shall constitute a violation of this Certificate of Incorporation or any duty otherwise existing at law, in equity or otherwise to any Group Member, any stockholder of the Corporation or any Person who acquires an interest in the stock of the Corporation. Nothing in this Certificate of Incorporation shall be deemed to supersede any other agreement to which an Indemnitee may be party restricting such Indemnitee’s ability to have certain business interests or engage in certain business activities or ventures.  To the fullest extent permitted by applicable law, but subject to the immediately preceding sentence, no Group Member or any stockholder of the Corporation shall have any rights by virtue of this Certificate of Incorporation, the DGCL or otherwise in any business interests, activities or ventures of any Indemnitee, and the Corporation hereby waives and renounces any interest or expectancy therein

Section 13.02                                              Approval and Waiver.  Subject to the terms of Section 13.01, but otherwise notwithstanding anything to the contrary in this Certificate of Incorporation and to the fullest extent permitted by applicable law, (i) the engagement in competitive activities by any Indemnitee (other than a Record Holder of Class B Common Stock) in accordance with the provisions of this Article XIII is hereby deemed approved by the Corporation,  all stockholders and all Persons acquiring an interest in the stock of the Corporation, (ii) it shall not be a breach of any Indemnitee’s duties or any other obligation of any type whatsoever of any Indemnitee if an Indemnitee (other than a Record Holder of Class B Common Stock) engages in any such business interests or activities in preference to or to the exclusion of any Group Member, (iii) no Indemnitee shall have any obligation hereunder or as a result of any duty otherwise existing at law, in equity or otherwise to present business opportunities to any Group Member, (iv) the Corporation hereby waives and renounces any interest or expectancy in such activities such that the doctrine of “corporate opportunity” or other analogous doctrine shall not apply to any Indemnitee, and (v) no Indemnitee shall be liable to the Corporation, any stockholder of the Corporation or any other Person who acquires an interest in the stock of the Corporation, by reason that such Indemnitee pursues or acquires a business opportunity for itself, directs such opportunity to another Person, does not communicate such opportunity or information to any Group Member or uses information in the possession of a Group Member to acquire or operate a business opportunity.

Section 13.03                                              Acquisition of Stock.  Any Record Holder of Class B Common Stock, any of its Affiliates or Associates, and any Indemnitee may (a) acquire stock of the Corporation, and options, rights, warrants and appreciation rights relating to stock of the Corporation and (b) except as otherwise expressly provided in this Certificate of Incorporation, exercise all rights of a stockholder of the Corporation relating to such stock, options, rights, warrants and appreciation rights.

ARTICLE XIV
BUSINESS COMBINATIONS

The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

ARTICLE XV
INDEMNIFICATION, LIABILITY OF INDEMNITEES

Section 15.01                                              Indemnification. To the fullest extent permitted by law (including, if and to the extent applicable, Section 145 of the DGCL):

(a)                                 Subject to the limitations expressly provided for in this Certificate of Incorporation, all Indemnitees shall be indemnified and held harmless by the Corporation on an after tax basis from and against any and all Losses or other amounts arising from any and all threatened, pending or completed Proceedings, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee, whether arising from acts or omissions to act occurring on, before or after the date of this Certificate of Incorporation. An Indemnitee shall not be indemnified and held harmless pursuant to this Section 15.01, (i) if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 15.01, the Indemnitee acted in bad faith or with criminal intent or (ii) in connection with any Proceeding (or part thereof) commenced by such Person unless (x) the commencement of such Proceeding (or part thereof) by such Person was authorized by the Board of Directors or (y) there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that such Person was entitled to indemnification by the Corporation pursuant to Section 15.01(k).

(b)                                 The indemnification of an Indemnitee of the type identified in clause (e) of the definition of Indemnitee shall be secondary to any and all indemnification to which such Person is entitled from, firstly, the relevant other Person, and secondly, the relevant Fund (if applicable), and will only be paid if the primary indemnification is not paid and clause (i) of the second sentence of Section 15.01(a) does not apply. No such other Person or Fund shall be entitled to contribution or indemnification from or subrogation against the Corporation, unless otherwise mandated by applicable law.  If, notwithstanding the foregoing two sentences, the Corporation makes an indemnification payment or advances expenses to such an Indemnitee entitled to primary indemnification, the Corporation shall be subrogated to the rights of such Indemnitee against the Person or Persons responsible for the primary indemnification.

(c)                                  Expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 15.01(a) in appearing at, participating in or defending any

Proceeding shall, from time to time, be advanced by the Corporation prior to a final and non-appealable determination that the Indemnitee is not entitled to be indemnified upon receipt by the Corporation of an undertaking by or on behalf of the Indemnitee to repay such amount if it ultimately shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 15.01. Notwithstanding the preceding sentence, except as otherwise provided in Section 15.01(k), the Corporation shall be required to indemnify a Person described in such sentence in connection with any Proceeding (or part thereof) commenced by such Person only if (x) the commencement of such Proceeding (or part thereof) by such Person was authorized by the Board of Directors in its sole discretion or (y) there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that such Person was entitled to indemnification by the Corporation pursuant to Section 15.01(k).

(d)                                 The indemnification provided by this Section 15.01 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, insurance, pursuant to any vote of the holders of capital stock entitled to vote on such matter, as a matter of law, in equity or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

(e)                                  The Corporation may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the Board of Directors shall determine in its sole discretion, against any liability that may be asserted against, or expense that may be incurred by, such Person in connection with the Corporate Group’s activities or such Person’s activities on behalf of the Corporate Group, regardless of whether the Corporate Group would have the power to indemnify such Person against such liability under the provisions of this Certificate of Incorporation.

(f)                                   For purposes of this Section 15.01, (i) the Corporation shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Corporation also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; (ii) excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Losses in Section 15.01(a); and (iii) any action taken or omitted by an Indemnitee with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the best interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is in the best interests of the Corporation.

(g)                                  Any indemnification pursuant to this Section 15.01 shall be made only out of the assets of the Corporation. Without limiting the foregoing, the Former General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Corporation to enable it to effectuate such indemnification. In no event may an Indemnitee subject any stockholders of the Corporation to personal liability by reason of the indemnification provisions set forth in this Certificate of Incorporation.

(h)                                 An Indemnitee shall not be denied indemnification in whole or in part under this Section 15.01 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Certificate of Incorporation.

(i)                                     The provisions of this Section 15.01 are for the benefit of the Indemnitees and their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(j)                                    No amendment, modification or repeal of this Section 15.01 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Corporation, nor the obligations of the Corporation to indemnify any such Indemnitee under and in accordance with the provisions of this Section 15.01 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(k)                                 If a claim for indemnification (following the final disposition of the Proceeding for which indemnification is being sought) or advancement of expenses under this Section 15.01 is not paid in full within 30 days after a written claim therefor by any Indemnitee has been received by the Corporation, such Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim, including reasonable attorneys’ fees.  In any such action the Corporation shall have the burden of proving that such Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

(l)                                     This Section 15.01 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, Persons other than Indemnitees.

Section 15.02                                              Liability of Indemnitees. Notwithstanding anything to the contrary set forth in this Certificate of Incorporation, to the fullest extent permitted by law,

(a)                                 No Indemnitee shall be liable to the Corporation, the stockholders of the Corporation or any other Persons who have acquired interests in stock of the Corporation, for any Losses or other amounts arising as a result of any act or omission of an Indemnitee, or for any breach of contract (including a violation of this Certificate of Incorporation) or any breach of duties (including breach of fiduciary duties) whether arising hereunder, at law, in equity or otherwise, unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the Indemnitee acted in bad faith or with criminal intent. The Corporation, the stockholders of the Corporation and any other Person who acquires an interest in the stock of the Corporation, each on their own behalf and on behalf of the Corporation, waives any and all rights to seek punitive damages or other damages based upon any Federal, State or other income (or similar) taxes paid or payable by any such stockholder of the Corporation or other Person.

(b)                                 No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL.

(c)                                  Any Indemnitee acting in connection with the Corporation’s business or affairs shall not be liable to the Corporation, to any stockholder, to any Record Holder or to any other Person who acquires an interest in the stock of the Corporation for such Indemnitee’s reliance on the provisions of this Certificate of Incorporation.

(d)                                 Any amendment, modification or repeal of this Section 15.02 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the Indemnitees under this Section 15.02 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted, and provided such Person became an Indemnitee hereunder prior to such amendment, modification or repeal.

Section 15.03                                              Other Matters Concerning the Class B Stockholders. To the fullest extent permitted by law,

(a)                                 No Record Holder of Class B Common Stock (i) is under any obligation to consider the separate interests of the other stockholders of the Corporation (including the tax consequences to such stockholders) in deciding whether to cause the Corporation to take (or decline to take) any Determination, or (ii) shall be liable to the other stockholders of the Corporation for monetary damages or equitable relief for losses sustained, liabilities incurred or benefits not derived by such stockholders in connection with any Determination.

(b)                                 Each Record Holder of Class B Common Stock (i) may exercise any of the powers granted to it by this Certificate of Incorporation and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and (ii) shall not be responsible for any misconduct, negligence or wrongdoing on the part of any such agent appointed by such Record Holder of Class B Common Stock in good faith.

(c)                                  Notwithstanding any other provision of this Certificate of Incorporation, if any provision of this Certificate of Incorporation, including the provisions of this Article XV, purports (i) to restrict or otherwise modify or eliminate the duties (including fiduciary duties), obligations or liabilities of a Record Holder of Class B Common Stock, the Board of Directors, any committee of the Board of Directors (including the Conflicts Committee) or any other Indemnitee, in any case otherwise existing at law or in equity, or (ii) to constitute a waiver or consent by the Corporation, the holders of stock of the Corporation, or any other Person who acquires an interest in stock of the Corporation, to any such restriction, modification or elimination, such provision shall be deemed to have been approved by the Corporation, all of the stockholders, and each other Person who has acquired an interest in the Corporation.

(d)                                 In connection with any action taken with respect to the Corporation, any Indemnitee may (i) rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, and (ii) consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and, to the fullest extent permitted by law, any act taken or omitted to be taken in reliance upon the advice or opinion (including an Opinion of Counsel) of such Persons as to matters that such Indemnitee reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such advice or opinion.

(e)                                  The Corporation shall pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Corporation (including the costs, fees and expenses of attorneys, accountants or other professionals and the compensation of all personnel providing services to the Corporation) incurred in pursuing and conducting, or otherwise related to, the activities of the Corporation.

(f)                                   The Corporation shall, in the sole discretion of a Record Holder of Class B Common Stock, bear or reimburse such Record Holder of Class B Common Stock for (i) costs, fees and expenses incurred by such Record Holder of Class B Common Stock (or any direct or indirect equityholders of such Record Holder of Class B Common Stock or, in the case of subclause (B) below, any designee of such Record Holder of Class B Common Stock) in connection with such Record Holder of Class B Common Stock or its designee serving as (A) a Record Holder of Class B Common Stock or (B) the “tax matters partner” (under Section 6231(a)(7) of the Code, prior to amendment by P.L. 114-74, or any similar provision of state or local tax laws) or “partnership representative” (under Section 6223 of the Code or any similar provision of state or local tax laws), as applicable, of the Partnership, and (ii) all other expenses allocable to the Corporate Group or otherwise incurred by such Record Holder of Class B Common Stock (or any direct or indirect equityholders of such Record Holder of Class B Common Stock) in connection with operating the Corporate Group’s business.  If a Record Holder of Class B Common Stock determines in its sole discretion that such expenses are related to the business and affairs of such Record Holder of Class B Common Stock that are conducted through the Corporate Group (including expenses that relate to the business and affairs of the Corporate Group that also relate to other activities of such Record Holder of Class B Common Stock), such Record Holder of Class B Common Stock may cause the Corporation to pay or bear all expenses of such Record Holder of Class B Common Stock (or any direct or indirect equityholders of such Record Holder of Class B Common Stock). Reimbursements pursuant to this Section 15.03 shall be in addition to any reimbursement to a Record Holder of Class B Common Stock as a result of indemnification pursuant to Section 15.01.

ARTICLE XVI
MEETINGS OF STOCKHOLDERS, ACTION WITHOUT A MEETING

Section 16.01                                              Special Meetings.  Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of (i) the Board of Directors, (ii) each Record Holder of Class B Common Stock or (iii) stockholders of the Corporation representing 50% or more of the voting power of the Outstanding Designated Stock of the Corporation of the class or classes for which a meeting is proposed and relating to such matters for which such class or classes are entitled to vote at such meeting. The Class A Common Stock and Class C Common Stock shall not constitute separate classes for this purpose.  Stockholders of the Corporation shall call a special meeting by delivering to the Board of Directors one or more requests in writing stating that the signing stockholders wish to call a special meeting and indicating the purposes for which the special meeting is to be called.  Within (a) 60 days after receipt of such a call from stockholders, or (b) such greater time as may be reasonably necessary for the Corporation to comply with any statutes, rules, regulations, listing, agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, notice of such meeting shall be given in accordance with the DGCL.  Except as otherwise required by the DGCL, a special meeting of stockholders shall be held at a time and place determined by the Board of Directors in its sole discretion on a date not less than 10 days nor more than 60 days after the mailing of notice of the meeting.

Section 16.02                                              Adjournment.  When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 30 days.  At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each Record Holder entitled to vote at the meeting.  If after the adjournment a new Record Date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the Record Date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each Record Holder as of the Record Date so fixed for notice of such adjourned meeting.

Section 16.03                                              Quorum.  If the Corporation has provided at least 30 days’ advance notice of any meeting of stockholders at which directors are to be elected, then the stockholders holding at least one-third of the voting power of the Outstanding stock of the class or classes entitled to vote at such meeting, represented either in person or by proxy, shall constitute a quorum at a meeting of stockholders of such class or classes. If the Corporation has provided less than 30 days’ advance notice of any such meeting, the stockholders of the Corporation holding a majority of the voting power of the Outstanding stock of the class or classes entitled to vote at a meeting represented either in person or by proxy shall constitute a quorum at a meeting of stockholders of such class or classes, unless any such action by the stockholders of the Corporation requires approval by stockholders holding a greater percentage of the voting power of such stock, in which case the quorum shall be such greater percentage.  The Class A Common Stock and Class C Common Stock shall not constitute separate classes for this purpose except as otherwise required by applicable law.  At any meeting of the stockholders of the Corporation duly called and held in accordance with this Certificate of Incorporation at which a quorum is present, the act of stockholders holding a majority of the votes cast at such meeting shall be deemed to constitute the act of all stockholders, unless a greater or lesser percentage is required with respect to such action under this Certificate of Incorporation or applicable law, in which case the act of the stockholders holding Outstanding stock that in the aggregate represents at least such greater or lesser percentage of the voting power shall be required.  The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of the voting power of Outstanding stock of the Corporation specified in this Certificate of Incorporation.  In the absence of a quorum, any meeting of stockholders may be adjourned from time to time by the affirmative vote of stockholders holding at least a majority of the voting power of the Outstanding stock of the Corporation present and entitled to vote at such meeting represented either in person or by proxy, but no other business may be transacted, except as provided in Section 16.02.

Section 16.04                                              Conduct of a Meeting.  To the fullest extent permitted by law, the Board of Directors shall have full power and authority concerning the manner of conducting any meeting of the stockholders of the Corporation or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 16.01, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting.  The Board of Directors shall designate a Person to serve as chairman of any meeting, who, to the fullest extent permitted by law, shall, among other things, be entitled to exercise the powers of the Board of Directors set forth in this Section 16.04, and the Board of Directors shall further designate a Person to take the minutes of any meeting.  All minutes shall be kept with the records of the Corporation.  The Board of Directors may make such other regulations consistent with applicable law and this Certificate of Incorporation as it may deem necessary or advisable concerning the conduct of any meeting of the stockholders or solicitation of stockholder action by written consent in lieu of a meeting, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the revocation of ballots, proxies and written consents.  Unless the Bylaws provide otherwise, elections of directors need not be by written ballot.

Section 16.05                                              Action Without a Meeting.  If consented to by the Board of Directors in writing (which consent shall not be required with respect to any action to be taken solely by the Record Holders of Class B Common Stock), any action that may be taken at a meeting of the stockholders entitled to vote may be taken without a meeting, without a vote and without prior notice, if a consent or consents in writing setting forth the action so taken are signed by stockholders owning not less than the minimum percentage of the voting power of the stock of the Corporation that would be necessary to authorize or take such action at a meeting at which all the stockholders entitled to vote were present and voted and such consent or consents are delivered in the manner contemplated by Section 228 of the DGCL (unless such provision conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the stock of the Corporation or a class thereof are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern).  Prompt notice of the taking of action without a meeting shall be given to the stockholders of the Corporation entitled thereto pursuant to the DGCL.

ARTICLE XVII
BOOKS, RECORDS, ACCOUNTING

Section 17.01                                              Records and Accounting.  The Corporation shall keep or cause to be kept at the principal office of the Corporation or any other place designated by the Board of Directors appropriate books and records with respect to the Corporation’s business.  Any books and records maintained by or on behalf of the Corporation in the regular course of its business, including the record of the Record Holders of stock of the Corporation or options, rights, warrants or appreciation rights relating to stock of the Corporation, books of account and records of Corporation proceedings, may be kept on, or be in the form of, computer disks, hard drives, magnetic tape, photographs, micrographics or any other information storage device; provided that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time.

Section 17.02                                              Fiscal Year.  The fiscal year of the Corporation (each, a “Fiscal Year”) shall be a year ending December 31.  The Board of Directors may change the Fiscal Year of the Corporation at any time and from time to time in each case as may be required or permitted under the Code or applicable United States Treasury Regulations and shall notify the stockholders of such change in the next regular communication to stockholders.

ARTICLE XVIII
NOTICE AND WAIVER OF NOTICE

Section 18.01                                              Notice.

(a)                                 Any notice, demand, request, report, document or proxy materials required or permitted to be given or made to a stockholder pursuant to this Certificate of Incorporation shall be in writing and shall be deemed given or made when delivered in person, when sent by first class United States mail or by other means of written communication to the stockholder at the address in Section 18.01(b), or when made in any other manner, including by press release, if permitted by applicable law.

(b)                                 Except as otherwise provided by law, any notice, report, payment, distribution or other matter to be given or made to a stockholder hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment, distribution or other matter shall be deemed conclusively to have been fully satisfied, when delivered in person or upon sending of such notice, report, payment, distribution or other matter to the Record Holder of such shares of stock of the Corporation at his or her address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Corporation, regardless of any claim of any Person who may have an interest in such shares by reason of any assignment or otherwise.

(c)                                  Notwithstanding the foregoing, if (i) a stockholder shall consent to receiving notices, demands, requests, reports, documents or proxy materials via electronic mail or by the Internet or (ii) the rules of the Commission shall permit any report or proxy materials to be delivered electronically or made available via the Internet, any such notice, demand, request, report or proxy materials shall, subject to the requirements of applicable law, be deemed given or made in accordance with Section 232 of the DGCL, as applicable, or otherwise when delivered or made available via such mode of delivery.

(d)                                 An affidavit or certificate of making of any notice, demand, request, report, document, proxy material, payment, distribution or other matter in accordance with the provisions of this Section 18.01 executed by the Corporation, the Transfer Agent, their agents or the mailing organization shall be prima facie evidence of the giving or making of such notice, demand, request, report, document, proxy material, payment, distribution or other matter. Subject to applicable law, if  any notice, demand, request, report, document, proxy material, payment, distribution or other matter given or made in accordance with the provisions of this Section 18.01 is returned marked to indicate that it was unable to be delivered, such notice, demand, request, report, documents, proxy materials, payment, distribution or other matter and, if returned by the United States Postal Service (or other physical mail delivery mail service outside the United States of America), any subsequent notices, demands, requests, reports, documents, proxy materials, payments, distributions or other matters shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Corporation of a change in his or her address) or other delivery if they are available for the stockholder at the principal office of the Corporation for a period of one year from the date of the giving or making of such notice, demand, request, report, document, proxy material, payment, distribution or other matter to the other stockholders. Any notice to the Corporation shall be deemed given if received in writing by the Corporation at its principal office.  To the fullest extent permitted by law, the Corporation may rely and shall be protected in relying on any notice or other document from a stockholder if believed by it to be genuine.

Section 18.02                                              Waiver of Notice.  A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such Person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such Person.  Neither the business nor the purpose of any meeting need be specified in such a waiver.  Attendance of a stockholder at any meeting (in Person or by remote communication) shall constitute waiver of notice of the meeting, except (i) when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and takes no other action, and (ii) that attendance at a meeting is not a waiver of any right to disapprove the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

ARTICLE XIX
EXCLUSIVE JURISDICTION

The Corporation, each stockholder of the Corporation, each Record Holder and each other Person who acquires an interest in the stock of the Corporation (each a “Consenting Party”), to the fullest extent permitted by law, (i) irrevocably agrees, unless otherwise agreed to by the Board of Directors in writing, that any Proceeding arising out of or relating in any way to this Certificate of Incorporation or any stock of the Corporation (including any Proceeding under or to interpret, apply or enforce (A) the provisions of this Certificate of Incorporation (including the validity, scope or enforceability of this Article XIX) or the Bylaws, (B) the duties, obligations or liabilities of the Corporation to the stockholders of the Corporation, or of stockholders of the Corporation to the Corporation, or among stockholders of the Corporation, (C) the rights or powers of, or restrictions on, the Corporation or any stockholder of the Corporation, (D) any provision of the DGCL or (E) any other instrument, document, agreement or certificate contemplated by any provision of the DGCL relating to the Corporation (regardless of whether such Proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such Proceeding; (iii) irrevocably agrees not to, and waives any right to, assert in any Proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such Proceeding is brought in an inconvenient forum, or (C) the venue of such Proceeding is improper; (iv) expressly waives any requirement for the posting of a bond by a party bringing such Proceeding; (v) consents to process being served in any such Proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, that nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law; (vi) irrevocably waives any and all right to trial by jury in any such Proceedings; (vii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Certificate of Incorporation would be difficult to calculate and that remedies at law would be inadequate and (viii) agrees that if a Proceeding that would be subject to this Article XIX if brought against a Consenting Party is brought against an employee, officer, director, agent or indemnitee of such Consenting Party or its affiliates (other than a Proceeding brought by the employer or principal of any such employee, officer, director, agent or indemnitee) for alleged actions or omissions of such employee, officer, director, agent or indemnitee undertaken as an employee, officer, director, agent or indemnitee of such Consenting Party or its affiliates, such employee, officer, director, agent or indemnitee shall be entitled to invoke this Article XIX.

ARTICLE XX
TERMS OF SERIES A PREFERRED STOCK

Section 20.01                                              Designation.  The Series A Preferred Stock is hereby designated and created as a series of Preferred Stock.  Each share of Series A Preferred Stock shall be identical in all respects to every other share of Series A Preferred Stock.

Section 20.02                                              Definitions.  The following terms apply only to this Article XX of this Certificate of Incorporation.

“Ares Group” means the Ares Operating Group entities, the direct and indirect parents (including, without limitation, general partners) of the Ares Operating Group entities (the “Parent Entities”), any direct or indirect subsidiaries of the Parent Entities or the Ares Operating Group entities, the general partner or similar controlling entities of any investment or vehicle that is managed, advised or sponsored by the Ares Group (an “Ares Fund”), and any other entity through which any of the foregoing directly or indirectly conduct its business, but shall exclude any company in which an Ares Fund has an investment.

“Ares Issuer Group” means each of the Corporation’s direct wholly owned domestic subsidiaries and each of its domestic subsidiaries in the Ares Operating Group and any other entity that, as of the relevant time, is a guarantor to any series of Ares Senior Notes.

“Ares Senior Notes” means the 4.000% Senior Notes due 2024 issued by Ares Finance Co. LLC, or similar series of senior unsecured debt securities, in each case guaranteed by the Ares Operating Group entities.

“Below Investment Grade Rating Event” means the rating on any series of the Ares Senior Notes (or, if no Ares Senior Notes are outstanding or no Ares Senior Notes are then rated by the applicable Rating Agency, the Corporation’s long-term issuer rating by such Rating Agency) is lowered in respect of a Change of Control and any series of the Ares Senior Notes (or, if no Ares Senior Notes are outstanding or no Ares Senior Notes are then rated by the applicable Rating Agency, the Corporation’s long-term issuer rating by such Rating Agency) is rated below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended until the ratings are announced if during such 60-day period the rating of any series of the Ares Senior Notes (or, if no Ares Senior Notes are outstanding or no Ares Senior Notes are then rated by the applicable Rating Agency, the Corporation’s long-term issuer rating by such Rating Agency) is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Event hereunder) if a Rating Agency making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Corporation in writing at the Corporation’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of the following:

(i)                                     the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties and assets of the Ares Issuer Group to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than to a Continuing Ares Entity; or

(ii)                                  the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act or any successor provision), other than a Continuing Ares Entity, becomes (A) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act or any successor provision) of a controlling interest in (i) the Corporation or (ii) one or more entities that, as of the relevant time, are guarantors to any series of Ares Senior Notes and comprise all or substantially all of the assets of the Ares Issuer Group and (B) entitled to receive a Majority Economic Interest in connection with such transaction.

“Change of Control Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Ares Entity” means any entity, immediately following any relevant date of determination, (i) that is directly or indirectly controlled by one or more individuals (or the

Family Members of such persons) who, as of such date of determination, each have devoted substantially all of his or her business and professional time to the activities of the Ares Issuer Group or their subsidiaries or affiliated funds and investment vehicles during the 12-month period immediately preceding such date and (ii) in which any one or more of such individuals (or their Family Members or representatives, including a trustee or trustees) directly or indirectly, singly or as a group, holds the interests that directly or indirectly control Ares Management GP LLC or any successor entity.

“Dividend Payment Date” means March 31, June 30, September 30 and December 31 of each year, commencing September 30, 2016.

“Dividend Period” means the period from and including a Dividend Payment Date to, but excluding, the next Dividend Payment Date, except that the initial Dividend Period commences on and includes June 8, 2016.

“Fitch” means Fitch Ratings Inc. or any successor thereto.

“Investment Grade” means, with respect to Fitch, a rating of BBB- or better (or its equivalent under any successor rating categories of Fitch) and, with respect to S&P, a rating of BBB- or better (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate a series of the Ares Senior Notes (or, if no Ares Senior Notes are outstanding, ceases to assign a long-term issuer rating to the Corporation) for reasons outside of the Corporation’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Board of Directors as a replacement Rating Agency).

“Junior Stock” means Common Stock and any other equity securities that the Corporation may issue in the future ranking, as to the payment of dividends and distributions of assets upon a Dissolution Event, junior to the Series A Preferred Stock.

“Majority Economic Interest” means any right or entitlement to receive more than 50% of the equity distributions or partner allocations (whether such right or entitlement results from ownership of partner or other equity interests, securities, instruments or agreements of any kind) made to all holders of partner or other equity interests in the Ares Issuer Group (other than entities within the Ares Issuer Group).

“Nonpayment Event” has the meaning set forth in Section 20.07(a).

“Parity Stock” means any stock of the Corporation, including Preferred Stock, that the Corporation may authorize or issue, the terms of which provide that such securities shall rank equally with the Series A Preferred Stock with respect to payment of dividends and distribution of assets upon a Dissolution Event.

“Preferred Directors” has the meaning set forth in Section 20.07(a).

“Rating Agency” means:

(i)                                     each of Fitch and S&P; and

(ii)                                  if either of Fitch or S&P ceases to rate any series of Ares Senior Notes (or, if no Ares Senior Notes are outstanding, ceases to assign a long-term issuer rating to the Corporation) or fails to make a rating of any series of Ares Senior Notes (or, if no Ares Senior Notes are outstanding, the long-term issuer rating of the Corporation) publicly available for reasons outside of the Corporation’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Board of Directors as a replacement agency for Fitch or S&P, or both, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill Financial, Inc., or any successor thereto.

“Series A Dividend Rate” means 7.00%.

“Series A Holder” means a holder of Series A Preferred Stock.

“Series A Liquidation Preference” means $25.00 per share of Series A Preferred Stock.

“Series A Liquidation Value” means the sum of the Series A Liquidation Preference and declared and unpaid dividends, if any, to, but excluding, the date of the Dissolution Event on the Series A Preferred Stock.

“Series A Record Date” means, with respect to any Dividend Payment Date, the March 15, June 15, September 15 or December 15, as the case may be, immediately preceding the relevant March 31, June 30, September 30 or December 31 Dividend Payment Date, respectively.  These Series A Record Dates shall apply regardless of whether a particular Series A Record Date is a Business Day.  The Series A Record Dates shall constitute Record Dates with respect to the Series A Preferred Stock for the purpose of dividends on the Series A Preferred Stock.

“Voting Preferred Stock” has the meaning set forth in Section 20.07(a).

Section 20.03                                              Dividends.

(a)                                 The Series A Holders shall be entitled to receive with respect to each share of Series A Preferred Stock owned by such holder, when, as and if declared by the Board of Directors, or a duly authorized committee thereof, in its sole discretion out of funds legally available therefor, non-cumulative quarterly cash dividends, on the applicable Dividend Payment Date that corresponds to the Record Date for which the Board of Directors has declared a dividend, if any, at a rate per annum equal to the Series A Dividend Rate (subject to Section 20.06(c)) of the Series A Liquidation Preference. Such dividends shall be non-cumulative. If a Dividend Payment Date is not a Business Day, the related dividend (if declared) shall be paid on the next succeeding Business Day with the same force and effect as though paid on such Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment.  Dividends payable on the Series A Preferred Stock for any period less than a full Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in such period.  Declared dividends will be payable on the relevant Dividend Payment Date to

Series A Holders as they appear on the Corporation’s register at the close of business, New York City time, on a Series A Record Date, provided that if the Series A Record Date is not a Business Day, the declared dividends will be payable on the relevant Dividend Payment Date to Series A Holders as they appear on the Corporation’s register at the close of business, New York City time on the Business Day immediately preceding such Series A Record Date.

(b)                                 So long as any shares of Series A Preferred Stock are Outstanding, (i) no dividend, whether in cash or property, may be declared or paid or set apart for payment on the Junior Stock for the then-current quarterly Dividend Period (other than dividends paid in Junior Stock or options, warrants or rights to subscribe for or purchase Junior Stock), and (ii) the Corporation and its Subsidiaries shall not directly or indirectly repurchase, redeem or otherwise acquire for consideration any Junior Stock, unless, in each case, dividends have been declared and paid or declared and set apart for payment on the Series A Preferred Stock for the then-current quarterly Dividend Period, other than, in each case, (x) repurchases, redemptions or other acquisitions of Ares Operating Group Units for Class A Common Stock pursuant to the Exchange Agreement or otherwise, (y) grants or vesting of awards under the Corporation’s or its Subsidiaries’ equity incentive plans and (z) repurchases, redemptions or other acquisitions of Junior Stock pursuant to any put or call agreements existing on June 8, 2016 (including any amendments, modifications or replacements thereof that do not adversely affect the Series A Holders).

(c)                                  The Board of Directors, or a duly authorized committee thereof, may, in its sole discretion, choose to pay dividends on the Series A Preferred Stock without the payment of any dividends on any Junior Stock.

(d)                                 When dividends are not declared and paid (or duly provided for) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates pertaining to the Series A Preferred Stock, on a dividend payment date falling within the related Dividend Period) in full upon the Series A Preferred Stock or any Parity Stock, all dividends declared upon the Series A Preferred Stock and all such Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the related Dividend Period) shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as all declared and unpaid dividends per share on the Series A Preferred Stock and all accumulated unpaid dividends on all Parity Stock payable on such Dividend Payment Date (or in the case of non-cumulative Parity Stock, unpaid dividends for the then-current Dividend Period (whether or not declared) and in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates pertaining to the Series A Preferred Stock, on a dividend payment date falling within the related Dividend Period) bear to each other.

(e)                                  No dividends may be declared or paid or set apart for payment on any Series A Preferred Stock if at the same time any arrears exist or default exists in the payment of dividends on any Outstanding stock of the Corporation ranking, as to the payment of dividends and distribution of assets upon a Dissolution Event, senior to the Series A Preferred Stock, subject to any applicable terms of such Outstanding stock of the Corporation.

(f)                                   Series A Holders shall not be entitled to any dividends, whether payable in cash or property, other than as provided in this Certificate of Incorporation and shall not be entitled to interest, or any sum in lieu of interest, in respect of any dividend payment, including any such payment which is delayed or foregone.

Section 20.04                                              Rank.  The Series A Preferred Stock shall rank, with respect to payment of dividends and distribution of assets upon a Dissolution Event:

(a)                                 junior to all of the Corporation’s existing and future indebtedness and any equity securities, including Preferred Stock, that the Corporation may authorize or issue, the terms of which provide that such securities shall rank senior to the Series A Preferred Stock with respect to payment of dividends and distribution of assets upon a Dissolution Event;

(b)                                 equally to any Parity Stock; and

(c)                                  senior to any Junior Stock.

Section 20.05                                              Optional Redemption.

(a)                                 Except as set forth in Section 20.06, the Series A Preferred Stock shall not be redeemable prior to June 30, 2021.  At any time or from time to time on or after June 30, 2021, subject to any limitations that may be imposed by law, the Corporation may, in the sole discretion of the Board of Directors, redeem the Series A Preferred Stock, in whole or in part, at a redemption price equal to the Series A Liquidation Preference per share of Series A Preferred Stock plus an amount equal to declared and unpaid dividends, if any, from the Dividend Payment Date immediately preceding the redemption date to, but excluding, the redemption date.  If less than all of the Outstanding Series A Preferred Stock are to be redeemed, the Board of Directors shall select the Series A Preferred Stock to be redeemed from the Outstanding Series A Preferred Stock not previously called for redemption by lot or pro rata (as nearly as possible).

(b)                                 In the event the Corporation shall redeem any or all of the Series A Preferred Stock as aforesaid in Section 20.05(a), the Corporation shall give notice of any such redemption to the Series A Holders (which such notice may be delivered prior to June 30, 2021) not more than 60 nor less than 30 days prior to the date fixed for such redemption.  Failure to give notice to any Series A Holder shall not affect the validity of the proceedings for the redemption of any Series A Preferred Stock being redeemed.

(c)                                  Notice having been given as herein provided and so long as funds sufficient to pay the redemption price for all of the Series A Preferred Stock called for redemption have been set aside for payment, from and after the redemption date, such Series A Preferred Stock called for redemption shall no longer be deemed Outstanding, and all rights of the Series A Holders thereof shall cease other than the right to receive the redemption price, without interest.

(d)                                 The Series A Holders shall have no right to require redemption of any Series A Preferred Stock.

(e)                                  Without limiting Section 20.05(c), if the Corporation shall deposit, on or prior to any date fixed for redemption of Series A Preferred Stock (pursuant to notice delivered in accordance with Section 20.05(b)), with any bank or trust company as a trust fund, funds sufficient to redeem the Series A Preferred Stock called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Series A Holders, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series A Preferred Stock so called shall be deemed to be redeemed and such deposit shall be deemed to constitute full payment of said Series A Preferred Stock to the holders thereof and from and after the date of such deposit said Series A Preferred Stock shall no longer be deemed to be Outstanding, and the holders thereof shall cease to be holders with respect to such Series A Preferred Stock, and shall have no rights with respect thereto except only the right to receive from said bank or trust company, on the redemption date or such earlier date as the Board of Directors may determine, payment of the redemption price of such Series A Preferred Stock without interest.

Section 20.06                                              Change of Control Redemption.

(a)                                 If a Change of Control Event occurs prior to June 30, 2021, within 60 days of the occurrence of such Change of Control Event, the Corporation may, in the sole discretion of the Board of Directors, redeem the Series A Preferred Stock, in whole but not in part, out of funds legally available therefor, at a redemption price equal to $25.25 per share of Series A Preferred Stock plus an amount equal to any declared and unpaid dividends to, but excluding, the redemption date.

(b)                                 In the event the Corporation elects to redeem all of the Series A Preferred Stock as aforesaid in Section 20.06(a), the Corporation shall give notice of any such redemption to the Series A Holders at least 30 days (and no more than 60) prior to the date fixed for such redemption.

(c)                                  If (i) a Change of Control Event occurs (whether before, on or after June 30, 2021) and (ii) the Corporation does not give notice to the Series A Holders prior to the 31st day following the Change of Control Event to redeem all the Outstanding Series A Preferred Stock, the Series A Dividend Rate shall increase by 5.00%, beginning on the 31st day following the consummation of such Change of Control Event.

(d)                                 In connection with any Change of Control and any particular reduction in the rating on a series of the Ares Senior Notes (or, if no Ares Senior Notes are outstanding, a reduction in the Corporation’s long-term issuer rating), the Board of Directors shall request from the Rating Agencies each such Rating Agency’s written confirmation whether such reduction in the rating on each such series of Ares Senior Notes (or, if no Ares Senior Notes are outstanding, the Corporation’s long-term issuer rating) was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of any Below Investment Grade Rating Event).

(e)                                  The Series A Holders shall have no right to require redemption of any Series A Preferred Stock pursuant to this Section 20.06.

Section 20.07                                              Voting.

(a)                                 Notwithstanding any provision in this Certificate of Incorporation to the contrary, and except as set forth in this Section 20.07, the Series A Preferred Stock shall not have any relative, participating, optional or other voting, consent or approval rights or powers, and the vote, consent or approval of the Series A Holders shall not be required for the taking of any action or inaction by the Corporation.  If and whenever six quarterly dividends (whether or not consecutive) payable on the Series A Preferred Stock or six quarterly dividends (whether or not consecutive) payable on any series or class of Parity Stock have not been declared and paid (a “Nonpayment Event”), the number of directors then constituting the Board of Directors shall automatically be increased by two and the Series A Holders, voting together as a single class with the holders of any other class or series of Parity Stock then Outstanding upon which like voting rights have been conferred and are exercisable (any such other class or series, “Voting Preferred Stock”), shall have the right to elect these two additional directors (the “Preferred Directors”) at a meeting of the Series A Holders and the holders of such Voting Preferred Stock called as hereafter provided; provided, that the Board of Directors shall at no time include more than two Preferred Directors. When quarterly dividends have been declared and paid on the Series A Preferred Stock for four consecutive Dividend Periods following the Nonpayment Event, then the right of the Series A Holders and the holders of such Voting Preferred Stock to elect such two Preferred Directors shall cease and the terms of office of all Preferred Directors shall forthwith terminate immediately and the number of directors constituting the whole Board of Directors automatically shall be reduced by two.  However, the right of the Series A Holders and the holders of the Voting Preferred Stock to elect two additional directors on the Board of Directors shall again vest if and whenever a Nonpayment Event has occurred, as described above.

(b)                                 If a Nonpayment Event or a subsequent Nonpayment Event shall have occurred, the Secretary of the Corporation may, and upon the written request of any Series A Holder (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the Series A Holders and holders of the Voting Preferred Stock for the election of the Preferred Directors to be elected by them.  The Preferred Directors elected at any such special meeting shall hold office until the next annual meeting or special meeting held in lieu thereof if such office shall not have previously terminated as above provided.  The Board of Directors shall, in its sole discretion, determine a date for a special meeting applying procedures consistent with Article XVI in connection with the expiration of the term of the Preferred Directors. The Series A Holders and holders of the Voting Preferred Stock, voting together as a class, may remove any Preferred Director.  If any vacancy shall occur among the Preferred Directors, a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining Preferred Director or the successor of such remaining Preferred Director, to serve until the next special meeting (convened as set forth in the immediately preceding sentence) held in place thereof if such office shall not have previously terminated as above provided.  Except to the extent expressly provided otherwise in this Section 20.07, any such annual or special meeting shall be called and held applying procedures consistent with Article XVI as if references to stockholders of the Corporation were references to Series A Holders and holders of Voting Preferred Stock.

(c)                                  Notwithstanding anything to the contrary in Article IX, XI or XVI but subject to Section 20.07(d), so long as any shares of Series A Preferred Stock are Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Series A Holders and holders of the Voting Preferred Stock, at the time Outstanding, voting as a single class regardless of series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary:

(i)                                     to amend, alter or repeal any of the provisions of this Article XX relating to the Series A Preferred Stock or any series of Voting Preferred Stock, whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the Series A Holders or holders of the Voting Preferred Stock; and

(ii)                                  to authorize, create or increase the authorized amount of, any class or series of Preferred Stock having rights senior to the Series A Preferred Stock with respect to the payment of dividends or amounts upon any Dissolution Event;

provided, however, that,

(X)                              in the case of subparagraph (i) above, no such vote of the Series A Holders or the holders of the Voting Preferred Stock, as the case may be, shall be required if in connection with any such amendment, alteration or repeal, by merger, consolidation or otherwise, each share of Series A Preferred Stock and Voting Preferred Stock remains Outstanding without the terms thereof being materially and adversely changed in any respect to the holders thereof or is converted into or exchanged for preferred equity securities of the surviving entity having the voting powers, rights or preferences thereof substantially similar to those of such Series A Preferred Stock or the Voting Preferred Stock, as the case may be;

(Y)                             in the case of subparagraph (i) above, if such amendment affects materially and adversely the voting powers, rights or preferences of one or more but not all of the classes or series of Voting Preferred Stock and the Series A Preferred Stock at the time Outstanding, the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of all such classes or series of Voting Preferred Stock and the Series A Preferred Stock so affected, voting as a single class regardless of class or series, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be required in lieu of (or, if such consent is required by law, in addition to) the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the holders of the Voting Preferred Stock and the Series A Holders otherwise entitled to vote as a single class in accordance herewith; and

(Z)                                in the case of subparagraph (i) or (ii) above, no such vote of the Series A Holders or holders of the Voting Preferred Stock, as the case may be, shall be required if, at or prior to the time when such action is to take effect, provision is made for the redemption of all Series A Preferred Stock or Voting Preferred Stock, as the case may be, at the time Outstanding.

(d)                                 For the purposes of this Section 20.07, neither:

(i)                                     the amendment of provisions of this Certificate of Incorporation so as to authorize or create or issue, or to increase the authorized amount of, any Junior Stock or any Parity Stock; nor

(ii)                                  any merger, consolidation or otherwise, in which (1) the Corporation is the surviving entity and the Series A Preferred Stock remains Outstanding with the terms thereof materially unchanged in any respect adverse to the holders thereof; or (2) the resulting, surviving or transferee entity is organized under the laws of any state and substitutes or exchanges the Series A Preferred Stock for other preferred equity securities having voting powers, rights and preferences (including with respect to redemption thereof) substantially similar to that of the Series A Preferred Stock under this Certificate of Incorporation (except for changes that do not materially and adversely affect the Series A Preferred Stock considered as a whole)

shall be deemed to materially and adversely affect the voting powers, rights or preferences of the Series A Holders or holders of Voting Preferred Stock.

(e)                                  For purposes of the foregoing provisions of this Section 20.07, each Series A Holder shall have one vote per share of Series A Preferred Stock, except that when any other series of Preferred Stock shall have the right to vote with the Series A Preferred Stock as a single class on any matter, then the Series A Holders and the holders of such other series of Preferred Stock shall have with respect to such matters one vote per $25.00 of stated liquidation preference.

(f)                                   The Corporation may, from time to time, without notice to or consent of the Series A Holders or holders of other Parity Stock, issue additional shares of Series A Preferred Stock.

Section 20.08                                              Liquidation Rights.

(a)                                 Upon any Dissolution Event, after payment or provision for the liabilities of the Corporation (including the expenses of such Dissolution Event) and the satisfaction of all claims ranking senior to the Series A Preferred Stock in accordance with Section 5.04, the Series A Holders shall be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to stockholders of the Corporation, before any payment or distribution of assets is made in respect of Junior Stock, distributions equal to the Series A Liquidation Value, pro rata based on the full respective distributable amounts to which each Series A Holder is entitled pursuant to this Section 20.08(a).

(b)                                 Upon a Dissolution Event, after each Series A Holder receives a payment equal to the Series A Liquidation Value, such Series A Holder shall not be entitled to any further participation in any distribution of assets by the Corporation.

(c)                                  If the assets of the Corporation available for distribution upon a Dissolution Event are insufficient to pay in full the aggregate amount payable to the Series A Holders and holders of all other Outstanding Parity Stock, if any, such assets shall be distributed to the Series A Holders and the holders of such Parity Stock pro rata, based on the full respective distributable amounts to which each such holder is entitled pursuant to this Section 20.08.

(d)                                 Nothing in this Section 20.08 shall be understood to entitle the Series A Holders to be paid any amount upon the occurrence of a Dissolution Event until holders of any classes or series of stock ranking, as to the distribution of assets upon a Dissolution Event, senior to the Series A Preferred Stock have been paid all amounts to which such classes or series of stock are entitled.

(e)                                  Neither the sale, conveyance, exchange or transfer, for cash, stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets nor the consolidation, merger or amalgamation of the Corporation with or into any other entity or the consolidation, merger or amalgamation of any other entity with or into the Corporation shall be deemed to be a Dissolution Event, notwithstanding that for other purposes, such as for tax purposes, such an event may constitute a liquidation, dissolution or winding up. In addition, notwithstanding anything to the contrary in this Section 20.08, no payment will be made to the Series A Holders pursuant to this Section 20.08 (i) upon the voluntary or involuntary liquidation, dissolution or winding up of any of the Corporation’s Subsidiaries or upon any reorganization of the Corporation into another limited liability entity pursuant to the provisions of this Certificate of Incorporation that allow the Corporation to merge or convey its assets to another limited liability entity with or without approval of the stockholders of the Corporation (including a transaction pursuant to Section 9.02) or (ii) if the Corporation engages in a reorganization or other transaction in which a successor to the Corporation issues equity securities to the Series A Holders that have voting powers, rights and preferences that are substantially similar to the voting powers, rights and preferences of the Series A Preferred Stock pursuant to provisions of this Certificate of Incorporation that allow the Corporation to do so without approval of the stockholders of the Corporation.

Section 20.09                                              No Duties to Series A Holders.  Notwithstanding anything to the contrary in this Certificate of Incorporation, to the fullest extent permitted by law, no Indemnitee shall have any duties or liabilities to the Series A Holders.

ARTICLE XXI
DEFINITIONS

Section 21.01                                              Definitions.  The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Certificate of Incorporation:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question.

“Ares Company” means (i) the Corporation, (ii) the Former General Partner, (iii) Ares VoteCo, (iv) any entity that is or becomes part of the Ares Operating Group and (v) any entity in which any of the foregoing directly or indirectly owns a majority interest or which any of the foregoing controls, or through which any of the foregoing directly or indirectly manages, directs or invests in any fund, investment vehicle or account, but excluding any fund, investment vehicle or account.

“Ares Holdings” means Ares Holdings L.P., a Delaware limited partnership.

“Ares Investments” means Ares Investments L.P., a Delaware limited partnership.

“Ares Offshore” means Ares Offshore Holdings L.P., a Cayman Islands exempted limited partnership.

“Ares Operating Group” means, collectively, Ares Holdings, Ares Investments and Ares Offshore and any future entity designated by the Board of Directors in its sole discretion as an Ares Operating Group entity for purposes of this Certificate of Incorporation.

“Ares Operating Group Governing Agreements” means, collectively, the Third Amended and Restated Agreement of Limited Partnership of Ares Holdings, the Third Amended and Restated Agreement of Limited Partnership of Ares Investments and the Fourth Amended and Restated Agreement of Limited Partnership of Ares Offshore (and the governing agreement then in effect of any future entity designated as an Ares Operating Group entity hereunder).

“Ares Operating Group Limited Partner” means each Person that becomes a limited partner of an Ares Operating Group entity pursuant to the terms of the relevant Ares Operating Group Governing Agreement.

“Ares Operating Group Unit” means, collectively, one “Class A Unit” in each of Ares Holdings, Ares Investments and Ares Offshore (and any future entity designated as an Ares Operating Group entity hereunder) issued under its respective Ares Operating Group Governing Agreement.

“Ares Owners Class Issuer Unit” has the meaning given to “Class Issuer Unit” in the Ares Owners LP Agreement.

“Ares Owners LP” means Ares Owners Holdings L.P., a Delaware limited partnership.

“Ares Owners LP Agreement” means the Second Amended and Restated Agreement of Limited Partnership of Ares Owners LP, dated November 26, 2018.

“Ares Ownership Condition” on any date means that, as of the January 31 immediately preceding such date, the Board of Directors has determined that the voting power held collectively by (a) the Record Holders of Class C Common Stock, (b) persons that were formerly employed by or had provided services to (including as a director), or are then employed by or providing services to (including as a director), the Corporation or any of its Affiliates, (c) any estate, trust, corporation, partnership or limited liability company or other entity of any kind or nature of which any person listed in clause (b) is a trustee, other fiduciary, manager, partner, member, officer, director or party, respectively, (d) any estate, trust, corporation, partnership or limited liability company or other entity of any kind or nature for the direct or indirect benefit of the spouse, parents, siblings or children of, or any other natural person who occupies the same principal residence as, any person listed in clause (b), and the spouses, ancestors or descendants of each of the foregoing, and (e) Ares Owners LP is at least 10% of the voting power of the Outstanding Designated Stock (treating as Outstanding and held by any such persons, any Common Stock of the Corporation deliverable pursuant to any equity awards granted to such persons).

“Ares Partners Holdco” means Ares Partners Holdco LLC, a Delaware limited liability company.

“Ares VoteCo” means Ares Voting LLC, a Delaware limited liability company.

“Associate” means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a member, manager, director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same principal residence as such Person.

“beneficial owner” has the meaning assigned to such term in Rules 13d-3 and 13d-5 under the Exchange Act (and “beneficially own” and “beneficial ownership” shall have correlative meanings).

“Board of Directors” means the Board of Directors of the Corporation.

“Business Combination” has the meaning assigned to such term in Section 9.01.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Bylaws” means the bylaws of the Corporation as in effect from time to time.

“Certificate” means a certificate issued in global form in accordance with the rules and regulations of the Depositary or in such other form as may be adopted by the Board of Directors, issued by the Corporation evidencing ownership of one or more shares of Common Stock or

Preferred Stock or a certificate, in such form as may be adopted by the Board of Directors, issued by the Corporation evidencing ownership of one or more other classes of stock of the Corporation.

“Certificate of Conversion” means the Certificate of Conversion filed by the Partnership to effect the Conversion.

“Certificate of Designation” means a certificate of designation relating to any series of Preferred Stock.

“Class A Common Stock” has the meaning assigned to such term in Section 4.01(a)(i).

“Class B Common Stock” has the meaning assigned to such term in Section 4.01(a)(ii).

“Class C Common Stock” has the meaning assigned to such term in Section 4.01(a)(iii).

“Closing Price” for any day means the last sale price on such day, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted for trading on the principal National Securities Exchange on which such class of stock of the Corporation is listed or admitted to trading or, if such class of stock of the Corporation is not listed or admitted to trading on any National Securities Exchange, the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by the primary reporting system then in use in relation to such class of stock of the Corporation, or, if on any such day such class of stock of the Corporation is not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in such class of stock of the Corporation selected by the Corporation in its sole discretion, or if on any such day no market maker is making a market in such class of stock of the Corporation, the fair value of such class of stock of the Corporation on such day as determined by the Corporation in its sole discretion.

“Code” means the U.S. Internal Revenue Code of 1986.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Share” has the meaning assigned to such term in the Partnership Agreement.

“Common Stock” means the Class A Common Stock, the Class B Common Stock and the Class C Common Stock.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Conversion” means the conversion of the Partnership to the Corporation.

“Corporate Group” means the Corporation and its Subsidiaries treated as a single consolidated entity.

“Corporation” has the meaning assigned to such term in Article I.

“Corresponding Rate” means the number of shares of Class A Common Stock that would be forfeited or cancelled upon the forfeiture or cancellation of Ares Owners Class Issuer Units pursuant to any agreements governing such Ares Owners Class Issuer Units.  The Corresponding Rate shall initially be 1 for 1.  The Corresponding Rate shall be adjusted accordingly by the Board of Directors in its sole discretion if there is: (a) any subdivision (by any share split, share distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse share split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Ares Owners Class Issuer Units; or (b) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Ares Owners Class Issuer Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock.

“Current Market Price” for any class of stock of the Corporation means the average of the daily Closing Prices per share of such class for the 20 consecutive Trading Days immediately prior to the date of determination.

“Depositary” means, with respect to any shares of stock of the Corporation issued in global form, The Depository Trust Company.

“Designated Stock” means the Class A Common Stock, the Class C Common Stock and any other stock of the Corporation that is designated as “Designated Stock” from time to time pursuant to this Certificate of Incorporation or any Certificate of Designation.

“Determination” means any determination, evaluation, election, decision, approval, authorization, consent or other action.

“DGCL” means the Delaware General Corporation Law, as the same exists or as may hereafter be amended from time to time.

“Dissolution Event” means an event giving rise to the dissolution of the Corporation.

“Effective Time” means the effective time of the Conversion under the DGCL.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute.

“Exchange Agreement” means the Fourth Amended and Restated Exchange Agreement, dated as of November 26, 2018, by and among the Corporation and the other parties thereto, as amended.

“Exchange Rate” means the number of shares of Class A Common Stock for which an Ares Operating Group Unit is entitled to be exchanged pursuant to the Exchange Agreement.

“Family Member” means, with respect to any individual, such individual’s spouse, domestic partner, parents, parents-in-law, siblings, children, grandchildren and any other natural person who occupies the same principal residence as such individual, and the spouses, domestic partners, descendants and ancestors of each of the foregoing.

“Fiscal Year” has the meaning assigned to such term in Section 17.02.

“Former General Partner” means Ares Management GP LLC, a Delaware limited liability company, in its capacity as the former general partner of the Partnership and any successor or permitted assign.

“Fund” means any fund, investment vehicle or account whose investments are managed or advised by the Corporation or another Group Member.

“General Partner Share” has the meaning assigned to such term in the Partnership Agreement.

“Group” means a Person that with or through any of its Affiliates or Associates has any contract, arrangement, understanding or relationship for the purpose of acquiring, holding, voting, exercising investment power or disposing of any stock of the Corporation with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, stock of the Corporation.

“Group Member” means a member of the Corporate Group.

“Holdco Member” means any Person who is, was or will be a member of Ares Partners Holdco.

“Indemnitee” means, to the fullest extent permitted by law, (a) each member of the Board of Directors and officer of the Corporation, (b) each Record Holder of Class B Common Stock, (c) the Former General Partner, (d) any Person who is or was a “tax matters partner” (as defined in the Code prior to amendment by P.L. 114-74) or “partnership representative” (as defined in Section 6223 of the  Code after amendment by P.L. 114-74), member, manager, officer or director of any Record Holder of Class B Common Stock or the Former General Partner, (e) any member, manager, officer or director of any Record Holder of Class B Common Stock or the Former General Partner who is or was serving at the request of any Record Holder of Class B Common Stock or the Former General Partner as a director, officer, manager, employee, trustee, fiduciary, partner, tax matters partner, partnership representative, member, representative, agent or advisor of another Person; provided that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis or similar arm’s-length compensatory basis, agency, advisory, consulting, trustee, fiduciary or custodial services, (f) any Person who controls any Record Holder of Class B Common Stock or the Former General Partner and (g) any Person a Record Holder of Class B Common Stock, in its sole discretion, designates as an “Indemnitee.”

“Initial Annual Meeting” means the first annual meeting of stockholders held following any January 31 on which the Board of Directors is classified in accordance with Section 6.04(b)(i).

“Losses” means all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, and settlements.

“Merger Agreement” means a written agreement of merger, consolidation or other business combination.

“National Securities Exchange” means an exchange registered with the Commission under Section 6(a) of the Exchange Act and any other securities exchange (whether or not registered with the Commission under Section 6(a) of the Exchange Act) that the Board of Directors shall designate as a National Securities Exchange for purposes of this Certificate of Incorporation and the Bylaws.

“Notice of Election to Purchase” has the meaning assigned to such term in Section 10.01(b).

“Opinion of Counsel” means a written opinion of counsel or, in the case of tax matters, a qualified tax advisor (who may be regular counsel or tax adviser, as the case may be, to the Corporation or any of its Affiliates) acceptable to the Board of Directors in its discretion.

“Original Class C Common Stockholder” means Ares VoteCo, so long as it is a Record Holder of Class C Common Stock.

“Outstanding” means all shares of stock of the Corporation reflected as outstanding on the Corporation’s books and records as of the date of determination. Notwithstanding the foregoing, unless otherwise required by law, if at any time any Person or Group beneficially owns 20% or more of any class of stock outstanding, no shares of stock owned by such Person or Group shall be entitled to be voted on any matter or shall be considered to be Outstanding when sending notices of a meeting of stockholders of the Corporation to vote on any matter, calculating required votes or determining the presence of a quorum under this Certificate of Incorporation or the DGCL (and such shares of stock shall not, however, be treated as a separate class of stock for purposes of this Certificate of Incorporation or the DGCL). To the fullest extent permitted by applicable law, the foregoing limitation shall not apply to (a) any Record Holder of Class B Common Stock, Ares Owners LP, any Holdco Member or any of their respective Affiliates or (b) any Person or Group who acquired 20% or more of any shares of stock of any class then Outstanding (i) directly from a Record Holder of Class B Common Stock or any of its Affiliates, (ii) directly or indirectly from a Person or Group described in clause (b)(i) so long as the Board of Directors shall have notified such Person or Group in writing that such limitation shall not apply or (iii) with the prior approval of the Board of Directors.  The determinations of the matters described in clauses (b)(i), (ii) and (iii) of the foregoing sentence shall be conclusively determined by the Board of Directors in its sole discretion, which determination shall be final and binding on all stockholders of the Corporation. The provisions of the second sentence of this definition shall not apply to the Class B Common Stock or the Class C Common Stock.

“Partnership” means Ares Management, L.P., a Delaware limited partnership.

“Partnership Agreement” means the Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 1, 2018, as in effect immediately prior to the Conversion.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), government (including a country, state, county, or any other governmental or political subdivision, agency or instrumentality thereof) or other entity (or series thereof).

“Preferred Stock” has the meaning set forth in Section 4.01(a)(iv).

“Proceeding” means any claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, and including appeals.

“Purchase Date” means the date determined by the Corporation as the date for purchase of stock pursuant to Article X.

“Record Date” means (a) with respect to holders of Common Stock, the date and time established by the Board of Directors pursuant to the Bylaws or, if no such date and time is established by the Board of Directors, as provided by applicable law and (b) with respect to Preferred Stock, the date set forth in this Certificate of Incorporation (including any Certificate of Designation), or if none, the date and time established by the Board of Directors pursuant to the Bylaws or, if no such date and time is established by the Board of Directors, as provided by applicable law.

“Record Holder” means the Person in whose name a share of stock of the Corporation is registered on the books of the Corporation or, if such books are maintained by the Transfer Agent, on the books of the Transfer Agent, in each case, as of the Record Date, as applicable.

“Registration Statement” means the Registration Statement on Form S-1 (Registration No. 333-194919), filed by the Partnership with the Commission under the Securities Act.

“Related Party” means, with respect to any Person, (a) any Family Member of such Person, (b) any estate, trust, corporation, partnership, limited liability company or other Person (other than any Person of which the Former General Partner or the Corporation is a direct or indirect partner, member or manager) for the primary benefit of such Person or the Family Members of such Person, and (c) any estate, trust, corporation, partnership, limited liability company or other Person (other than any (i) Person of which the Former General Partner or the Corporation is a direct or indirect partner, member or manager or (ii) Person with securities registered under Section 12 or subject to Section 15(d) of the Securities Exchange Act of 1934) of which such Person or any Family Member of such Person is a trustee or other fiduciary.

“Ressler” means Antony P. Ressler, an individual.

“Ressler Successor” means a natural person designated by Ressler as such in writing to the members or the Secretary of Ares Partners Holdco from time to time (which writing may provide for successive natural persons to serve as the Ressler Successor (or as the successor to the Ressler Successor) if a natural person previously designated as the Ressler Successor resigns or otherwise ceases to act as the Ressler Successor); provided that if Ressler does not designate a successor to the then acting Ressler Successor, such Ressler Successor may designate a successor in the same manner as Ressler.

“Ressler Termination Event” means the earlier of the date on which:

(a) Ressler and his Related Parties no longer collectively own a number of shares of Class A Common Stock and Ares Operating Group Units equal to 10% of the number of Ares Operating Group Units outstanding immediately after the consummation of the Partnership’s initial public offering and sale of common units, as contemplated by the Partnership’s Registration Statement on Form S-1 (File No. 333-194919), in each case, subject to appropriate adjustment for any stock split, stock dividend, reclassification, subdivision, reorganization, recapitalization or similar event, and

(b) Ressler becomes a Withdrawn Member of Ares Partners Holdco.

For purposes of this definition, Ressler and his Related Parties shall be deemed to own Class A Common Stock and Ares Operating Group Units that are deliverable to such Person (or the net proceeds from the sale of which are deliverable to such Person) pursuant to the Ares Owners LP Agreement, the Exchange Agreement or any other exchange agreement with an Ares Company, in each case, without regard to any vesting, transfer or similar restrictions set forth therein.

“Securities Act” means the U.S. Securities Act of 1933.

“Series A Preferred Stock” has the meaning set forth in Section 4.01(a)(iv).

“Series A Preferred Share” has the meaning set forth in the Partnership Agreement.

“Special Voting Share” has the meaning set forth in the Partnership Agreement.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person or (d) any other Person the financial information of which is consolidated by such Person for financial reporting purposes under U.S. GAAP. Each of the Ares Operating Group entities is a Subsidiary of the Corporation.

“Supplemental Agreement” means, with respect to any stockholder of the Corporation, any grant letter, fair competition agreement or other agreement with such stockholder containing terms modifying or otherwise affecting the rights or obligations of such stockholder or with respect to such stockholder’s shares of stock of the Corporation.

“Trading Day” means a day on which the principal National Securities Exchange on which such stock of the Corporation of any class is listed or admitted to trading is open for the transaction of business or, if a class of stock of the Corporation is not listed or admitted to trading on any National Securities Exchange, a day on which banking institutions in New York, New York generally are open.

“transfer” when used in this Certificate of Incorporation with respect to shares of stock of the Corporation, has the meaning assigned to such term in Section 7.04(a).

“Transfer Agent” means, with respect to any class or series of stock, such bank, trust company or other Person as shall be appointed from time to time by the Board of Directors to act as registrar and transfer agent for such class or series of stock.

“U.S. GAAP” means U.S. generally accepted accounting principles consistently applied.

“Withdrawn Member” means a Person who ceases to be a member of Ares Partners Holdco.

ARTICLE XXII
INCORPORATOR

The incorporator of the Corporation is Ares Management GP LLC, a Delaware limited liability company, whose mailing address is 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

ARTICLE XXIII
MISCELLANEOUS

Section 23.01                                              Invalidity of Provisions.  If any provision of this Certificate of Incorporation is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 23.02                                              Interpretation.

(a)                                 Unless a clear contrary intention appears: (i) the defined terms herein shall apply equally to both the singular and plural forms of such terms; (ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Certificate of Incorporation, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (iii) any pronoun shall include the corresponding masculine, feminine and neuter forms; (iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (v) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (vi) “hereunder,” “hereof,” “hereto,”  and words of similar import shall be deemed references to this Certificate of Incorporation as a whole and not to any particular article, section or other provision hereof; (vii) numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Certificate of Incorporation; (viii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (ix) “or” is used in the inclusive sense of “and/or”; (x) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (xi) reference to dollars or $ shall be deemed to refer to U.S. dollars.

(b)                                 All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Certificate of Incorporation.

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This Certificate of Incorporation shall become effective at 12:01 AM (Eastern Time) on November 26, 2018.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is its act and deed on this 14th day of November, 2018.

ARES MANAGEMENT GP LLC

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Executive Vice President,
Chief Legal Officer & Secretary

EXHIBIT C
Bylaws

BYLAWS
OF
ARES MANAGEMENT CORPORATION
(Effective November 26, 2018)

ARTICLE I
OFFICES

Section 1.01                                                     Registered Office.  The registered office and registered agent of Ares Management Corporation (the “Corporation”) shall be as set forth in the Certificate of Incorporation of the Corporation (as in effect from time to time, the “Certificate of Incorporation”).  The Corporation may also have offices in such other places in the United States or elsewhere as the Board of Directors of the Corporation (the “Board of Directors”) may, from time to time, determine or as the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 2.01                                                     Annual Meetings.  If required, annual meetings of stockholders may be held at such place, if any, either within or without the State of Delaware, on such date and at such time as the Board of Directors shall determine.  The Board of Directors may, in its sole discretion, determine that annual meetings of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL.  The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.02                                                     Special Meetings.  Special meetings of stockholders may only be called in the manner provided in the Certificate of Incorporation and may be held at such place, if any, either within or without the State of Delaware, on such date and at such time, and for such purpose or purposes, as the Board of Directors shall determine and state in the notice of meeting, if any.  The Board of Directors may, in its sole discretion, determine that special meetings of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors subject to the requirements of the Certificate of Incorporation.

Section 2.03                                                     Notice of Stockholder Business and Nominations.

(a)                                 Subject to the rights of holders of any series of Preferred Stock, nominations of Persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04, (ii) by or at the direction of the Board of Directors, or (iii) on any date on which the Ares Ownership Condition is satisfied, by a Record Holder of Class B Common Stock.

(b)                                 Notwithstanding Section 2.03(a), any stockholder may bring nominations of Persons for election to the Board of Directors and any such other business before an annual meeting if such stockholder (i) is entitled to vote at the annual meeting on the proposal of such business, (ii) has complied with the notice procedures set forth in paragraphs (c) and (d) of this Section 2.03, (iii) was a Record Holder as of the time such notice is delivered to the Secretary of the Corporation and as of the Record Date for notice and voting at the annual meeting and (iv) is a Record Holder as of the date of the annual meeting. Nothing in this Section 2.03 shall be deemed to provide any voting or other rights or powers to the stockholders of the Corporation, but shall instead set forth the procedures and requirements applicable to stockholders of the Corporation (other than, for so long as the Ares Ownership Condition is satisfied, Record Holders of Class B Common Stock) with respect to bringing nominations or business before an annual meeting in circumstances in which they are entitled by law to do so.

(c)                                  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.03(b), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must constitute a proper matter for action by stockholders.  To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting (which date shall, for purposes of the Corporation’s first annual meeting of stockholders after the effective date of these Bylaws, be deemed to have occurred on June 30, 2018); provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder must be so delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.  For purposes of any Initial Annual Meeting, the first anniversary of the preceding year’s annual meeting shall be deemed to be June 30 of that year. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

(d)                                 Such stockholder’s notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director (A) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder and (B) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (B) the class or series and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (C) a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder or such beneficial owners, any of their respective Affiliates or associates, and any others acting in concert with any of the foregoing,

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including each nominee, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, equity appreciation or similar rights, hedging transactions, and borrowed or loaned shares of stock of the Corporation) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of price changes for, or increase or decrease the voting power of, such stockholder and such beneficial owner, with respect to shares of stock of the Corporation, (E) a representation that the stockholder (1) is a Record Holder at the time of the giving of the notice, (2) will be entitled to vote at such meeting on the proposal of such business such stockholder intends to bring before the annual meeting and (3) will appear in person or by proxy at the annual meeting to propose such business, (F) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s Outstanding stock required to approve or adopt the proposal and/or (2) otherwise solicit proxies or votes from stockholders in support of such proposal, and (G) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the nomination or proposal.  A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business to be brought before a meeting of stockholders shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the Record Date for the meeting and as of the date that is 15 days prior to the meeting or any adjournment or postponement thereof. Such update and supplement shall be delivered in writing to the Secretary of the Corporation not later than five days after the Record Date for the meeting (in the case of any update and supplement required to be made as of the Record Date), and not later than ten days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of 15 days prior to the meeting or any adjournment or postponement thereof).  The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(e)                                  Notwithstanding anything in Section 2.03(c) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased (except pursuant to Section 20.07 of the Certificate of Incorporation) effective after the time period for which nominations would otherwise be due under Section 2.03(c) and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.03 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(f)                                   Subject to the rights of holders of any series of Preferred Stock, nominations of Persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at a special meeting of stockholders only pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04,

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(i) by or at the direction of the Board of Directors (or stockholders pursuant to Section 16.01 of the Certificate of Incorporation) or (ii) provided that a special meeting has been called in accordance with Section 2.02 hereof and the Board of Directors (or stockholders pursuant to Section 16.01 of the Certificate of Incorporation) has determined that directors shall be elected as such meeting, by a stockholder entitled to vote at such meeting, if such stockholder is a Record Holder at the time the notice provided for in this  Section 2.03 is delivered to the Secretary of the Corporation and the stockholder complies with the notice procedures set forth in this Section 2.03. If the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote thereon may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraphs (c) and (d) of this Section 2.03 shall be delivered to the Secretary of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  Public announcement of an adjournment or postponement of a special meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

(g)                                  Subject to the rights of holders of any series of Preferred Stock, only such Persons who are nominated in accordance with the procedures set forth in this Section 2.03 shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.03.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Board of Directors or the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting of stockholders, have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and (ii) if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded.  Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by law, if the stockholder making a nomination or proposal (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present such nomination or business, such proposed nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 2.03, to be considered a qualified representative of the stockholder, a Person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such Person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(h)                                 For purposes of this Section 2.03, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

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(i)                                     Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to proposals as to any business to be considered pursuant to these Bylaws, and compliance with Section 2.03(b) shall be the exclusive means for a stockholder (other than a Record Holder of Class B Common Stock) to submit business or make a nomination to the extent permitted pursuant to Section 2.03(b) (other than business or nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time, and included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting).  Nothing in this Section 2.03 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Section 2.04                                                     Notice of Meetings.  If required by law, whenever stockholders are required to take any action at an annual or special meeting of stockholders, a timely notice in writing or, subject to the requirements of applicable law, by electronic transmission of the meeting, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the Record Date for determining the stockholders entitled to vote at the meeting, if such date is different from the Record Date for determining stockholders entitled to notice of the meeting, shall be mailed to or transmitted electronically by the Secretary of the Corporation to each Record Holder entitled to vote thereat as of the Record Date for determining the stockholders entitled to notice of the meeting.  Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, any such notice shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the Record Date for determining the stockholders entitled to notice of the meeting.

Section 2.05                                                     Inspectors of Election.  The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof.  The Corporation may designate one or more Persons as alternate inspectors to replace any inspector who fails to act.  In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the Person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of stock of the Corporation Outstanding and the voting power of each such share, (ii) determine the shares of stock of the Corporation represented at the meeting and the validity of proxies and ballots,

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(iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots.  Such certification and report shall specify such other information as may be required by law.  In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.  No Person who is a candidate for an office at an election may serve as an inspector at such election.

ARTICLE III
BOARD OF DIRECTORS

Section 3.01                                                     Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not directed or required by the DGCL or the Certificate of Incorporation to be exercised or done by the stockholders.  The Board of Directors shall not be responsible for the day-to-day business, operations and affairs of the Subsidiaries and Advised Entities, including transactions entered into by a Subsidiary or an Advised Entity in the ordinary course.  Solely for purposes of this Section 3.01, the following definitions shall be applied to the terms used in this Section 3.01:

“Advised Entity” means any fund or vehicle that is advised, sponsored, raised or managed by the Corporation or its Affiliates or any portfolio investment of any such fund or vehicle.

“Subsidiary” of any Person means (a) any corporation, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total ordinary voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof (or Persons performing similar functions) or (b) any partnership, joint venture, limited liability company or similar entity of which more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, is, in the case of clauses (a) and (b), at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person.  Unless otherwise specified, each reference to a Subsidiary will refer to a Subsidiary of the Corporation (which shall be deemed to include the Ares Operating Group entities and their Subsidiaries), but shall exclude any Advised Entity, irrespective of whether such Advised Entity is consolidated in the financial statements of the Corporation or such Affiliate.

Section 3.02                                                     Number of Directors; Removal; Vacancies and Newly Created Directorships.  The number, terms, election, removal, replacement and designation of directors of the Corporation shall be as set forth in Article VI of the Certificate of Incorporation.

Section 3.03                                                     Resignations.  Any director may resign at any time by giving notice of such director’s resignation in writing or by electronic transmission to the Chairman of the Board of Directors or the Secretary of the Board of Directors.  Any such resignation shall take effect at

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the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Corporation.  Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.04                                                     Compensation.  The Board of Directors shall have the authority to fix the compensation of directors or to establish policies for the compensation of directors and for the reimbursement of expenses of directors, in each case, in connection with services provided by directors to the Corporation.  The directors may be paid their expenses, if any, of attendance at such meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings, or their service as committee members may be compensated as part of their stated salary as a director.

Section 3.05                                                     Meetings; Chairman, Vice Chairman and Secretary.  The Board of Directors may hold meetings, both regular and special, within or outside the State of Delaware.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.  Special meetings of the Board of Directors may be called by any Chairman of the Board of Directors or, in the absence of a Chairman of the Board of Directors, by any director on at least 24 hours’ (or less in times of emergency) notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless or other form of electronic transmission or communication at such time and at such place as shall from time to time be determined by the Board of Directors.  Notice of any such meeting need not be given to any director, however, if waived by such director in writing or by telegraph, telex, cable, wireless or other form of electronic transmission or communication, or if such director shall be present at such meeting.  Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.  The Board of Directors may appoint a “Chairman,” “Vice Chairman” and “Secretary” of the Board of Directors, who shall have the powers and perform such duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe.  At each meeting of the Board of Directors, any Chairman of the Board of Directors or, in the absence of a Chairman of the Board of Directors, any Vice Chairman, or in the absence thereof, a director chosen by a majority of the directors present, shall act as chairman of the meeting.  In case the Secretary of the Board of Directors shall be absent from any meeting of the Board of Directors, a director or officer chosen by a majority of the directors present shall act as secretary of the meeting.

Section 3.06                                                     Quorum; Voting; Adjournment.  Subject to the requirements of the Certificate of Incorporation and Section 3.07, at all meetings of the Board of Directors, a majority of the then total number of directors shall constitute a quorum for the transaction of business and, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the act of a majority of the then total number of directors shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

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Section 3.07                                                     Conflict of Interest.  If a director abstains from voting on any matter in which he or she has a conflict of interest, the vote of a majority of the then total number of directors who have not so abstained shall be the act of the Board of Directors; provided such non-abstaining majority represents at least a majority of the quorum (counting any abstaining director(s) for such purpose).

Section 3.08                                                     Committees; Committee Rules.  Subject to the requirements of the Certificate of Incorporation, the Board of Directors may, by resolution or resolutions, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in such resolution or resolutions, shall have and may exercise, subject to applicable law, the Certificate of Incorporation and these Bylaws, the powers and authority of the Board of Directors. Subject to the requirements of the Certificate of Incorporation and except as expressly set forth in these Bylaws, the Board of Directors shall have the power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.  Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

Section 3.09                                                     Audit Committee.  The Board of Directors shall have an Audit Committee.  Such committee shall have and exercise such power and authority as the Board of Directors shall specify from time to time.  Each director that is a member of such committee shall be independent and “financially literate” under applicable NYSE and Exchange Act rules.

Section 3.10                                                     Conflicts Committee.  The Board of Directors shall have a Conflicts Committee.  Such committee shall have and exercise such power and authority as the Board of Directors shall specify from time to time. Each director that is a member of such committee shall be independent under applicable NYSE rules.

Section 3.11                                                     Executive Committee.  The Board of Directors may have an Executive Committee.  Such committee shall have and exercise such power and authority as the Board of Directors shall specify from time to time; provided, that the such committee shall not be authorized or empowered to take actions that have been specifically delegated to other committees of the Board of Directors or to take actions with respect to (A) a merger, sale or combination of the Corporation with or into another Person; (B) a sale, lease or exchange of all or substantially all of the assets, taken as a whole, of the Corporation; (C) a liquidation or dissolution of the Corporation; (D) any action that must be submitted to a vote of the holders of the stock of the Corporation; (E) adopting, amending or repealing any provision of these Bylaws; or (F) any action that may not be delegated to a committee of the Board of Directors under the Certificate of Incorporation, these Bylaws or the DGCL.

Section 3.12                                                     Remote Meeting.  Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors, or members of any committee designated by

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the Board of Directors, may participate in meetings of the Board of Directors, or any committee thereof, by means of telephone conference or other communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.13                                                     Action Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting by the Board of Directors or any committee thereof, as the case may be, may be taken without a meeting if a consent thereto is signed or transmitted electronically, as the case may be, by all members of the Board of Directors or of such committee, as the case may be, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee.  Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

Section 3.14                                                     Reliance on Books and Records.  A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of such Person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other Person as to matters the member reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV
OFFICERS

Section 4.01                                                     Appointment, Selection and Designation of Officers.  The Board of Directors may, from time to time as they deem advisable, select and designate officers of the Corporation and assign titles to any such Persons, including “President,” “Chief Executive Officer,” “Chief Operating Officer,” “Chief Financial Officer,” “General Counsel,” “Chief Legal Officer,” “Chief Administrative Officer,” “Chief Compliance Officer,” “Principal Accounting Officer,” “Vice President,” “Treasurer,” “Assistant Treasurer,” “Secretary,” “Assistant Secretary,” “General Manager,” “Senior Managing Director,” “Managing Director,” “Director” or “Principal.” Any vacancies occurring in any office may be filled by the Board of Directors in the same manner as such officers are appointed and selected pursuant to this Section 4.01.

Section 4.02                                                     Delegation of Duties.  Unless the Board of Directors determines otherwise, if a title is one commonly used for officers of a corporation formed under the DGCL, the assignment of such title shall constitute the delegation to such Person of the authorities and duties that are normally associated with that office.  The Board of Directors may delegate to any officer any of the Board of Director’s powers to the extent permitted by applicable law, including the power to bind the Corporation.  Any delegation pursuant to this Section 4.02 may be revoked at any time by the Board of Directors.

Section 4.03                                                     Officers As Agents.  The officers, to the extent of their powers set forth under applicable law, the Certificate of Incorporation or these Bylaws or otherwise vested

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in them by action of the Board of Directors not inconsistent with applicable law, the Certificate of Incorporation or these Bylaws, are agents of the Corporation for the purpose of the Corporation’s business and the actions of the officers taken in accordance with such powers shall bind the Corporation.

ARTICLE V
STOCK

Section 5.01                                                     List of Stockholders Entitled To Vote.  The Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the Record Date for determining the stockholders entitled to vote at the meeting is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote at the meeting as of the 10th day before the meeting date), arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least 10 days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting, if any, or (b) during ordinary business hours at the principal place of business of the Corporation.  In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.  If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting, if any, if required by law.  Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 5.01 or to vote in Person or by proxy at any meeting of stockholders.

Section 5.02                                                     Fixing Date for Determination of Stockholders of Record.

(a)                                 In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a Record Date, which Record Date shall not precede the date upon which the resolution fixing the Record Date is adopted by the Board of Directors, and which Record Date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting.  If the Board of Directors so fixes a date, such date shall also be the Record Date for determining the stockholders entitled to vote at or attend such meeting unless the Board of Directors determines, at the time it fixes such Record Date, that a later date on or before the date of the meeting shall be the date for making such determinations.  If no Record Date is fixed by the Board of Directors, the Record Date for determining stockholders entitled to notice of or to vote at or attend a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of

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record entitled to notice of or to vote at or attend a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new Record Date for determination of stockholders entitled to vote at or attend the adjourned meeting, and in such case shall also fix as the Record Date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at or attend the adjourned meeting.

(b)                                 In order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a Record Date, which Record Date shall not precede the date upon which the resolution fixing the Record Date is adopted by the Board of Directors, and which Record Date shall not be more than 10 days after the date upon which the resolution fixing the Record Date is adopted by the Board of Directors.  If no Record Date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the Record Date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the Record Date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)                                  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a Record Date, which Record Date shall not precede the date upon which the resolution fixing the Record Date is adopted, and which Record Date shall not be more than 60 days prior to such action.  If no such Record Date is fixed, the Record Date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE VI
DEFINITIONS

Section 6.01                                                     Definitions.  Terms used in these Bylaws and not defined herein shall have the meanings assigned to such terms in the Certificate of Incorporation. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in these Bylaws:

“Board of Directors” has the meaning assigned to such term in Section 1.01.

“Certificate of Incorporation” has the meaning assigned to such term in Section 1.01.

“Corporation” has the meaning assigned to such term in Section 1.01.

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ARTICLE VII
MISCELLANEOUS

Section 7.01                                                     Electronic Transmission.  For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 7.02                                                     Corporate Seal.  The Board of Directors may provide a suitable seal, containing the name of the Corporation.

Section 7.03                                                     Construction; Section Headings.  For purposes of these Bylaws, unless the context otherwise requires, (i) references to “Articles”, “Sections” and “clauses” refer to articles, sections and clauses of these Bylaws and (ii) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation.  Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 7.04                                                     Inconsistent Provisions.  In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the DGCL or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE VIII
AMENDMENTS

Section 8.01                                                     Amendments.  Except as provided in Section 8.02 of these Bylaws or the Certificate of Incorporation, the Board of Directors is expressly authorized to adopt, amend and repeal, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the DGCL or the Certificate of Incorporation. Notwithstanding the foregoing, any adoption, amendment or repeal of these Bylaws that amends, repeals or otherwise alters any provisions of these Bylaws concerning the nomination of directors or proposal of other business at a meeting of stockholders, including Sections 2.02 and 2.03 hereof, shall require the affirmative vote of a majority of the voting power of the Outstanding Designated Stock.

Section 8.02                                                     Class B Stockholder Approval.  In addition to any vote or consent required by the Certificate of Incorporation, these Bylaws or applicable law, so long as the Ares Ownership Condition is satisfied, the amendment or repeal, in whole or in part, of Sections 3.02 through 3.14, Article IV or this Article VIII, or the adoption of any provision inconsistent therewith, shall require the approval of Record Holders holding a majority of the Outstanding Class B Common Stock.

[Remainder of Page Intentionally Left Blank]

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EXHIBIT D
Initial Officers of the Corporation

Initial Officers of Ares Management Corporation

Name	Office
Michael J Arougheti	Co-Founder, Chief Executive Officer & President
Ryan Berry	Partner & Chief Marketing and Strategy Officer
David B. Kaplan	Co-Founder & Partner
Antony P. Ressler	Executive Chairman & Co-Founder
Bennett Rosenthal	Co-Founder & Partner
R. Kipp deVeer	Partner & Global Head of Credit Group
Michael R. McFerran	Partner, Chief Financial Officer & Chief Operating Officer
Michael D. Weiner	Executive Vice President, Chief Legal Officer & Secretary

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EXHIBIT E
Form of Global Series A Preferred Stock Certificate

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CORPORATION OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.  OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO.  HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF INCORPORATION (AS DEFINED HEREIN).  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Certificate Number 1	Initial Number of Shares of Series A Preferred Stock 12,400,000 CUSIP 03990B200 ISIN US03990B2007

ARES MANAGEMENT CORPORATION
7.00% SERIES A PREFERRED STOCK
(LIQUIDATION PREFERENCE AS SPECIFIED BELOW)

ARES MANAGEMENT CORPORATION, a Delaware corporation (the “Corporation”), hereby certifies that CEDE & CO. (the “Holder”), is the registered owner of the number shown on Schedule I hereto of fully paid and nonassessable shares of the Corporation’s designated 7.00% Series A Preferred Stock, with a Series A Liquidation Preference of $25.00 per share (the “Series A Preferred Stock”).  The shares of Series A Preferred Stock are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon compliance with the terms (including the restrictions on transfer and ownership) of the Certificate of Incorporation (as defined below) and surrender of this certificate duly endorsed and in proper form for transfer.  The designations, rights, privileges, restrictions, preferences and other terms and provisions of the shares of Series A Preferred Stock represented hereby are and shall in all respects be subject to the provisions of the Certificate of Incorporation of the Corporation dated as of November 14, 2018 and effective as of the Effective Time (as defined therein), as the same may be amended from time to time (the “Certificate of Incorporation”).  Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Incorporation.  The Corporation will provide a copy of the Certificate of Incorporation to the Series A Holder without charge upon written request to the Corporation at its principal place of business.  In the case of any conflict between this Certificate and the Certificate of Incorporation, the provisions of the Certificate of Incorporation shall control and govern.

Reference is hereby made to the provisions of the Series A Preferred Stock set forth on the reverse hereof and in the Certificate of Incorporation, which provisions shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this executed certificate, the Series A Holder is entitled to the benefits of the Certificate of Incorporation.

Unless the Transfer Agent has properly countersigned, these shares of Series A Preferred Stock shall not be entitled to any benefit under the Certificate of Incorporation or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, this certificate has been executed this 26th of November, 2018.

ARES MANAGEMENT CORPORATION

By:
Name:
Title:

COUNTERSIGNATURE

These are shares of Series A Preferred Stock referred to in the within-mentioned Certificate of Incorporation.

Dated:  November 26, 2018

American Stock Transfer & Trust Company, LLC, as Transfer Agent

By:
Name:
Title:

REVERSE OF CERTIFICATE FOR SERIES A PREFERRED STOCK

Non-cumulative distributions on each share of Series A Preferred Stock shall be payable at the applicable rate provided in the Certificate of Incorporation.

The Corporation shall furnish without charge to each Series A Holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class or series of capital stock and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series A Preferred Stock evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number, if any)

(Insert address and zip code of assignee)

and irrevocably appoints:

as agent to transfer the shares of Series A Preferred Stock evidenced hereby on the books of the Transfer Agent.  The agent may substitute another to act for him or her.

Date:

Signature:
(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

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ARES MANAGEMENT CORPORATION
GLOBAL SERIES A PREFERRED STOCK CERTIFICATE
7.00% SERIES A PREFERRED STOCK

Certificate Number:

The number of shares of Series A Preferred Stock initially represented by this global Series A Preferred Stock Certificate shall be 12,400,000. Thereafter the Transfer Agent shall note changes in the number of shares of Series A Preferred Stock evidenced by this global Series A Preferred Stock Certificate in the table set forth below:

Date of Exchange	Amount of Decrease in Number of Shares Represented by this Global Series A Preferred Stock Certificate	Amount of Increase in Number of Shares Represented by this Global Series A Preferred Stock Certificate	Number of Shares Represented by this Global Series A Preferred Stock Certificate following Decrease or Increase	Signature of Authorized Officer of Transfer Agent

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